UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

INVENTRUST PROPERTIES CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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InvenTrust
Properties

2023 PROXY STATEMENT

May 4 at 9:00am CT

Held virtually online at:

www.virtualshareholdermeeting.com/IVT2023

Ralphs

TRADER JOE'S

Kroger

Preliminary Proxy - Subject to Completion, Dated March 14, 2023
___________________________________________________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on May 4, 2023
Dear Fellow Stockholder:
We are pleased to invite you to attend the annual meeting of stockholders of InvenTrust Properties Corp., a Maryland corporation (“InvenTrust”), on May 4, 2023 at 9:00 a.m. Central Time. Our annual meeting will be a “virtual meeting” of stockholders, which will be conducted solely by means of remote communication via live webcast. You will be able to attend the virtual annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualstockholdermeeting.com/IVT2023.
We are excited to embrace the latest technology to provide expanded access to and improved communication for our stockholders. We believe that hosting an environmentally friendly virtual meeting will enable greater stockholder attendance and safety, allowing participation from any location around the world and providing cost savings for our stockholders and InvenTrust.

At our annual meeting, we will ask you to consider and vote upon:

1. A proposal to elect nine directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify;
2. A proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023;
3. A proposal to approve, on a non-binding advisory basis, a resolution approving the compensation of our named executive officers (“say-on-pay”) as described in our proxy materials;
4. A proposal to approve, on a non-binding advisory basis, the frequency of future say-on-pay votes;
5. A proposal to approve of the InvenTrust Properties Corp. 2023 Employee Stock Purchase Plan (“2023 ESPP”);
6. A proposal to approve an amendment of our charter to provide our stockholders with the concurrent power to amend our bylaws; and
7. Any other business that may properly come before the annual meeting, including any postponement or adjournment thereof.
If you were a stockholder of record at the close of business on March 3, 2023, your shares may be voted at the annual meeting, including any continuations, postponements or adjournments of the meeting. In order to attend the virtual meeting, you will need your 16-digit control number that will be supplied to all stockholders via the proxy card or voting instructions form. If you have any questions regarding the format of the meeting, please contact Mr. Dan Lombardo, Vice President of Investor Relations, at dan.lombardo@inventrustproperties.com.

In order to reduce costs and the environmental impact associated with our annual meeting, we are primarily furnishing proxy materials to our stockholders electronically as permitted by the U.S. Securities and Exchange Commission. Unless an election has been affirmatively made to receive paper copies of the materials by mail, stockholders will receive a Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials (“Notice”) with instructions for accessing the proxy materials free of charge over the Internet. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.

Please promptly submit your proxy by mail, telephone or Internet by following the instructions provided to ensure that your shares will be represented whether or not you attend the annual meeting. We encourage you to submit your proxy prior to the meeting to help ensure that a quorum is present, and our meeting can proceed.

By order of the Board of Directors,
Christy L. David
E.V.P., Chief Operating Officer, General Counsel and Secretary
[ ], 2023

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Proxy Materials & Annual Meeting
Information About the Proxy Materials
The board of directors (the “Board”) of InvenTrust Properties Corp., a Maryland corporation (referred to herein as the “Company,”“InvenTrust,” “we,”“our” or “us”), is furnishing the Notice of Annual Meeting, proxy statement and proxy card to you, and to all stockholders of record as of the close of business on March 3, 2023, because the Board is soliciting your proxy to vote at the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”), and at any continuations, postponements or adjournments thereof.
The Securities and Exchange Commission (“SEC”) has adopted rules permitting the electronic delivery of proxy materials. In accordance with those rules, we are primarily furnishing proxy materials to our stockholders via the Internet, rather than mailing paper copies of the materials. Internet distribution of the proxy materials is designed to expedite receipt by stockholders and lower costs and the environmental impact of the Annual Meeting. Beginning on or about [ ], 2023, we will mail a Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders of record as of the close of business on March 3, 2023, which will contain instructions on how to access and review proxy materials, including our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022, and how to submit proxies via the Internet or by telephone. If you received a Notice but would like to submit your proxy by mail or request paper copies of our proxy materials going forward, you may still do so by following the instructions described in the Notice.
Choosing to receive your proxy materials over the Internet will help reduce the environmental impact and costs associated with the printing and mailing of the proxy materials to you. Unless you affirmatively elect to receive paper copies of our proxy materials in the future by following the instructions included in the Notice, you will continue to receive a Notice directing you to a website for electronic access to our proxy materials.
On or about [ ], 2023, we will also begin mailing a full set of proxy materials to certain stockholders who previously requested a paper copy of the proxy materials.
If you own shares of common stock, par value $0.001 per share (the “common stock”), of the Company in more than one account, such as individually or jointly with your spouse, you may receive more than one Notice or set of these materials. Please make sure to authorize a proxy to vote all of your shares in all your accounts.
Important Notice Regarding the Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 4, 2023. This proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2022 are available at www.proxyvote.com.
Information About the Annual Meeting
The Annual Meeting will be held on May 4, 2023, beginning at 9:00 a.m., Central Time. The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted solely by means of remote communication via live webcast. We welcome and encourage you to attend. Please note that only stockholders of record as of the close of business on March 3, 2023 (the “record date”) will be permitted to attend and ask questions during the meeting. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time limitations. In order to attend the virtual meeting, you will need your 16-digit control number that will be supplied to all stockholders via the proxy card or voting instructions form. At the meeting you will be allowed to vote your shares within the online portal, as well as submit questions. The online portal will open 60 minutes before the beginning of the Annual Meeting. We encourage you to access the meeting prior to the meeting start time.
Rules governing the conduct of the Annual Meeting will be posted on the virtual meeting platform along with an agenda. We reserve the right to eject an attendee or cut off speaking privileges for behavior likely to cause disruption or annoyance or for failure to comply with reasonable requests or the rules of conduct for the meeting, including time limits applicable to attendees who are permitted to speak.
We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group questions together and provide a single response to avoid repetition.
If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

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Information About Voting
Your attendance at the virtual meeting or by proxy is needed to ensure that the proposals can be acted upon. We are a widely held company and, as a result, a large number of our stockholders must be present or represented by proxy at the Annual Meeting in order for us to obtain a quorum. THEREFORE, YOUR PRESENCE AT THE VIRTUAL MEETING, IN PERSON VIRTUALLY OR BY PROXY IS VERY IMPORTANT, EVEN IF YOU OWN A SMALL NUMBER OF SHARES. Your immediate response will save us significant additional expense associated with soliciting stockholder votes.

You will have one vote for each share of common stock that you owned at the close of business on March 3, 2023, which is the record date for the Annual Meeting. As of March 3, 2023, there were 67,472,553 shares of common stock outstanding and entitled to vote. There is no cumulative voting.

Record Holders

If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are, with respect to those shares, the stockholder of record or record holder. Record holders may vote while in attendance at the virtual Annual Meeting or by granting a proxy to vote on each of the proposals. You may authorize a proxy to vote your shares in any of the following ways:
•mail: if you received a hard copy proxy card, you may complete and return it as instructed on the proxy card. If you received a Notice, you may request a proxy card at any time by following the instructions on the Notice. You may then complete the proxy card and return it by mail as instructed on the proxy card in the pre-addressed, postage-paid envelope provided. If mailed, your completed and signed proxy card must be received by May 3, 2023;
•telephone: dial 1-800-690-6903 any time prior to 11:59 p.m. Eastern Time on May 3, 2023, and with your Notice in hand follow the instructions; or
•Internet: go to www.proxyvote.com any time prior to 11:59 p.m. Eastern Time on May 3, 2023, and with your Notice in hand follow the instructions to obtain your records and to create an electronic voting instruction form.
If you are a record holder and grant a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending written notice to us, 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Corporate Secretary; (2) providing us with a properly executed, later-dated proxy; or (3) attending the virtual Annual Meeting and voting your shares while in attendance. Merely attending the Annual Meeting, without further action, will not revoke your proxy.
Beneficial Owners
If your shares are held in a brokerage account or by another nominee, you are the beneficial owner of shares held in street name, and the Notice (or in some cases, a full set of proxy materials) is being forwarded to you automatically, along with instructions from your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Annual Meeting. Your broker, bank or other nominee has provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or other nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. See “Withhold, Abstentions and Broker Non-Votes” below for more information about broker non-votes. Beneficial owners who desire to revoke a previously submitted proxy should contact their bank or broker for instructions.

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Information Regarding Tabulation of the Vote
Broadridge Investor Communication Solutions, Inc. (“Broadridge”) or its designee will act as the inspector of election and will count the votes.
Information About Items to be Voted on and Vote Necessary for Action to be Taken
At the Annual Meeting, stockholders will consider and vote upon the following matters, and such other matters as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof:
Proposal No. 1: Election of nine directors, to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify. A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. The Board unanimously recommends a vote FOR each of the nominees for director.

Proposal No. 2: Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023. A majority of the votes cast at the Annual Meeting shall be sufficient to approve Proposal No. 2. The Board unanimously recommends a vote FOR the approval of the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023.

Proposal No. 3: Approval, on a non-binding advisory basis, of a resolution approving the compensation of our named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules (“say-on-pay”). A majority of the votes cast at the Annual Meeting shall be sufficient to approve Proposal No. 3. The Board unanimously recommends a vote FOR the approval on a non-binding, advisory basis, of a resolution approving the compensation of our named executive officers as disclosed herein pursuant to the SEC’s compensation disclosure rules.

Proposal No. 4: : Approval on a non-binding, advisory basis, of the frequency of future say-on-pay votes. Stockholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. A majority of the votes cast at the Annual Meeting shall be sufficient to approve any of the three alternative frequencies pursuant to Proposal No. 4. In the event that none of the frequency alternatives receives a majority of the votes cast, we will consider the alternative that receives the most votes to be the alternative selected by the stockholders. The Board unanimously recommends a vote that future say-on-pay votes be held EVERY YEAR.

Proposal No. 5: Approval of the 2023 ESPP. A majority of the votes cast at the Annual Meeting shall be sufficient to approve Proposal No. 5. The Board unanimously recommends a vote FOR the approval of the 2023 ESPP, attached hereto as Appendix B.

Proposal No. 6: Approval of an amendment of our charter to provide our stockholders with the concurrent power to amend our bylaws (the "Bylaws"). An affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting shall be sufficient to approve Proposal No. 6. The Board has unanimously adopted and declared advisable, and recommends a vote FOR, the approval of an amendment of our current charter (the “Charter”) as set forth in the Articles of Amendment (the “Proposed Charter Amendment”), attached hereto as Appendix C.
If you return your proxy but do not indicate how your shares should be voted, they will be voted "FOR" each director in Proposal No. 1, "FOR" Proposal No. 2, “FOR” Proposal No. 3, "EVERY YEAR" with respect to Proposal 4, "FOR" Proposal No. 5 and "FOR" Proposal No. 6, in accordance with the Board’s recommendation.
Quorum Requirement
The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter shall constitute a quorum. There must be a quorum present in order for us to conduct business at the Annual Meeting.
Withhold, Abstentions and Broker Non-Votes
A “withhold” vote with respect to the election of directors will be considered present for purposes of determining a quorum. Because a plurality of all the votes cast at the Annual Meeting shall be sufficient to elect director (meaning that the nine director nominees who receive the highest number of “for” votes will be elected) and each of our directors is running unopposed, a “withhold” vote will have no effect with respect to the outcome of election of directors.

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An “abstain” vote with respect to the other proposals to be voted on at the Annual Meeting will be considered present for purposes of determining a quorum, but is not considered a vote cast with respect to such proposals. Therefore, an abstention will not have any effect on the outcome of the vote on the ratification of appointment of our independent registered public accounting firm (Proposal No. 2), or the approval of the say-on-pay (Proposal No. 3), the frequency of say-on-pay (Proposal No. 4) or the 2023 ESPP (Proposal No. 5). Because the Amendment of the Charter (Proposal No. 6) requires an affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter at the Annual Meeting, abstentions will have the same effect as a vote against this proposal.

A broker non-vote is considered present for purposes of determining whether a quorum exists. A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you under applicable rules of the New York Stock Exchange (“NYSE”). The election of directors (Proposal No. 1), say-on-pay (Proposal No. 3), frequency of say-on-pay (Proposal No. 4), approval of the 2023 ESPP (Proposal No. 5) and approval of the Amendment of the Charter (Proposal No. 6), are considered “non-discretionary” items, so if you do not provide instructions to the holder of record, your shares will be treated as broker non-votes, will not be considered as a “vote cast” and will have no effect on the outcome of the vote on such proposals (other than Proposal No. 6). Because the Amendment of the Charter (Proposal No. 6) requires an affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter at the Annual Meeting, broker non-votes will have the same effect as a vote against this proposal. The ratification of appointment of our independent registered public accounting firm (Proposal No. 2) is a “discretionary” or routine item under NYSE rules. As a result, the shares for which instructions are not provided to the holder of record will not be treated as broker non-votes and brokers who do not receive instructions as to how to vote on Proposal No. 2 generally may vote on this matter in their discretion. Thus, we do not expect any broker non-votes on this proposal.

Costs of Soliciting Proxies
We will bear all costs and expenses incurred in connection with soliciting proxies. Our directors and executive officers may solicit proxies by mail, personal contact, letter, telephone, facsimile or other electronic means. These individuals will not receive any additional compensation for these activities but may be reimbursed by us for their reasonable out-of-pocket expenses. In addition, Broadridge will collect and solicit proxies on our behalf. We will pay Broadridge fees that we expect will not exceed $210,000 and any out-of-pocket expenses for soliciting proxies.
Other Matters
At this time, no other matters are being presented for your consideration at the Annual Meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the Annual Meeting as determined by the chair of the meeting, your proxies are authorized to act on the proposal at their discretion.
Householding
Only one Notice or copy of this proxy statement and the 2022 Annual Report on Form 10-K have been sent to certain stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs. Additional copies of this proxy statement or our Annual Report on Form 10-K for the year ended December 31, 2022, will be furnished to you, without charge, by writing us at: c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by emailing us at investorrelations@inventrustproperties.com. If you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, please contact us by writing us at: c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by emailing us at investorrelations@inventrustproperties.com, or, if a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

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Corporate Governance Principles
Corporate Governance Profile
Our corporate governance is structured in a manner that the Board believes closely aligns the Company’s interests with those of our stockholders. Notable features of our corporate governance structure include the following:
•Each of our directors being subject to annual elections;
•of the nine persons who currently serve on our Board, eight have been determined by us to be independent for purposes of the NYSE’s corporate governance listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
•all of the members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent; we have determined that at least three of our directors qualify as an ‘‘audit committee financial expert’’ as defined by the SEC;
•our stockholders owning at least 3% or more of the Company’s outstanding common stock continuously for at least three years may nominate and add director candidates in the Company’s proxy materials for annual meetings pursuant to, and subject to the provisions of, the proxy access provision in our Bylaws;
•our directors have a diversity of skills, experience, gender, ethnicity and backgrounds;
•we opted out of the provisions of Maryland law that permit the Board to classify itself without stockholder approval;
•an Equity Retention Policy that requires each director, our CEO and other NEOs, and such other executive officers selected by our CEO and compensation committee, to own a certain amount of our equity;
•our stockholders, by a majority vote of shares entitled to be cast on the matter, may call a special meeting of stockholders; and
•we do not have a stockholder rights plan and we will not adopt one without stockholder approval or stockholder ratification within 12 months of adoption of such plan.
Our Charter and Bylaws provide that the number of directors constituting the Board may be increased or decreased by a majority vote of the entire Board, provided the number of directors may not be greater than 11 and may not be decreased to fewer than the minimum number required under the Maryland General Corporation Law (the “MGCL”), which currently is one director. The tenure of office of a director will not be affected by any decrease in the number of directors.
Our Bylaws currently provide that any vacancy on the Board for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum, any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board, and any directors elected to fill a vacancy will hold office until the next annual meeting of stockholders and until a successor is duly elected and qualifies.
As a result of resolutions of our Board adopted on September 20, 2021 and Articles Supplementary to our Charter filed on October 12, 2021, we are prohibited from electing to be subject to the provisions of Subtitle 8 of Title 3 of the MGCL that would permit us to classify the Board without stockholder approval, and such prohibition may not be repealed unless a proposal to repeal such prohibition is approved by the affirmative vote of at least a majority of the votes cast on the matter by our stockholders.
There are no family relationships among our executive officers and directors. All directors, except Daniel J. Busch (our President & Chief Executive Officer), have been determined by the Board to be independent under applicable NYSE and SEC rules.
Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) to provide a transparent framework for the effective governance of InvenTrust. The Corporate Governance Guidelines are available on our website at www.inventrustproperties.com through the “Investors – Governance – Corporate Governance Guidelines” tab. In addition, printed copies of the Corporate Governance Guidelines are available to any stockholder, without charge, by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

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Corporate Culture and Strategy
Our employees are our greatest asset and the foundation for our success. Together, we focus on building an inclusive culture where innovative thinking is valued, collaboration is essential, and communicating the "why" is a necessity. We are committed to creating a corporate culture characterized by high levels of employee engagement, growth and development, and health and wellness. We seek to attract and retain diverse and talented professionals who provide a wide range of opinions and experiences to drive our business forward. As of December 31, 2022, we have 106 full-time employees.
We define racial diversity as employees who are African American or Black, Alaskan Native or Native American, Asian, Hispanic or Latinx, and Native Hawaiian or Pacific Islander. We define gender diversity as employees who identify as women. Overall diversity across our workforce is approximately 65%, including gender and racial/ethnic groups. Racial diversity across our workforce is 19%. Women represent approximately 59% of our employees.
Our Human Capital strategy is focused on talent management. The basis for hiring, development, training, compensation and advancement are qualifications, performance, skills and experience. We believe our employees are fairly compensated, without regard to gender, race, and ethnicity. All of our employees are offered a comprehensive benefits package, including, but not limited to, paid time off and parental leave, medical, dental and vision insurance, disability, life insurance, 401(k) matching, tuition reimbursement, flexible Fridays and work from home flexibility.
Employee engagement is critical to our success. We believe in fostering a highly engaged inclusive environment which drives growth and productivity. We believe that our heightened focus on development and health and wellness creates a more engaged workforce. In 2022, 81% of our employees were highly engaged and we were named of one Chicago's Top Workplaces by The Chicago Tribune. We believe that the more engaged our employees are the more likely productivity will increase and drive empowerment throughout the organization for our employees to act like owners. Our hybrid work model provides an opportunity for employees to balance work and life whether they are in the office or at home. We also host monthly events focused on employee education, health and wellness, engagement activities, and giving back to our communities. Our events consist of company-wide executive led meetings to stay connected with our employees, wellness competitions, food trucks, game days, happy hours, and charity events serving our communities. We are proud that 100% of our employees participated in charitable events giving back to our communities in 2022. We also implemented half day Fridays to help our employees balance work and life focusing on mental health as well as giving back to our communities through charitable endeavors.
We celebrate our employees' success through our Circle of Excellence awards. Our monthly, "On The Spot" award recognizes employees who go above and beyond their job. Our annual awards, the "Rising Star" and "Standing Ovation" recognize new employees and tenured employees who exhibit exceptional promise, ability, and our InvenTrust values. We monitor our performance through employee engagement surveys and utilize the results to continually improve our organization.

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Stockholder Engagement
We have a robust investor engagement program led by our Investor Relations team and the Corporate Secretary’s office. The Company engages proactively with our stockholders, monitors developments in corporate governance and social responsibility, and in consultation with our Board, thoughtfully adopts practices in a manner that best supports our strategy and culture. We view stockholder engagement as continuous dialogue, rather than event-driven. Our engagement approach is grounded in a set of core principles:
•Transparency: engage openly with stockholders providing information and communications in a timely and understandable manner.
•Consistency: maintain regular and consistent communication to ensure continuity and meaningful engagement.
•Accountability: inform stockholders of the Company’s performance and strategic execution as compared to the Company’s targets.
Therefore, we actively engage with our stockholders in a number of forums on a year-round basis as depicted by the following graphic:

Stockholder feedback is received through all of these interactions. As appropriate, relevant stockholder concerns are addressed promptly by the Investor Relations department. Stockholders may also make their views known through individual voting for directors, say-on-pay advisory vote and other matters submitted to stockholders for approval. In addition, stockholders may submit stockholder proposals in accordance with applicable rules and our Bylaws.

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Environmental, Social and Governance (ESG)
ESG is not new to InvenTrust. Since 2013, we have participated in compiling and reporting on ESG metrics with GRESB (formerly “Global Real Estate Sustainability Benchmark”), an independent organization providing ESG performance data and peer benchmarks for investors and organizations. We believe we can enhance our communities, conserve resources and foster a best-in-class working environment while growing long-term stockholder value.

We remain committed to transparency in our investment strategy with a focus on operating efficiency, responding to evolving trends, and addressing the needs of our tenants and communities by continuing to fully integrate environmental sustainability, social responsibility, and strong governance practices throughout our organization.
Corporate Governance Principles

Our Company
ESG Strategy	●	Annual reporting of our performance on environmental, social and governance (ESG) matters to our Board, with reporting by management to be done annually on strategy and performance to the Board.
	●	Management of social and environmental capital embedded in our investment strategy, corporate culture and stockholder engagement process.
	●	Membership and participation in industry organizations focusing on sustainability including GRESB and the National Association of Real Estate Investment Trusts (“NAREIT”).
Highlights	●	Published our inaugural Environmental, Social and Governance Report highlighting our commitment to ESG
	●	Continued to strategically execute on the 5-year goals stated in our ESG Report
	●	InvenTrust has been involved with the GRESB Real Estate Assessment since 2013.
	●	InvenTrust has continued to expand on implementing the key principles of ESG and has an ongoing commitment to maximize value for its stakeholders in the long-term while conducting business in a socially, ethical and environmentally friendly manner.
	●	Conducted ESG training for all employees to stay current with industry trends.
Environmental
Principle	●	We are focused on promoting a sustainable culture practices through education, awareness, and opportunity in order to preserve our communities’ valuable resources for future generations.
Highlights	●	Continued to expand our common area LED upgrade program to cover 20 additional properties in 2022.
	●	Signed agreements to install electric vehicle (EV) charging stations at 13 additional properties in 2022.
	●	InvenTrust named a Green Lease Leader (Silver) in 2022, fairly aligning financial and environmental benefits of sustainability initiatives for both InvenTrust and its tenants.
	●	Continued to execute on internal reduction targets for energy, water and waste.
Social
Principle	●	Our people give us a competitive advantage – we strive to hire and retain the best in real estate.
Highlights	●	We invest in our people through offering tuition reimbursement, continuing education, and training programs.
	●	Superior benefits - our program focuses on our employees’ health and well-being, financial security, and work-life balance.
	●	Conducted employee satisfaction survey with 100% participation rate indicating that employee base is highly engaged.
	●	100% employee participation in volunteerism and/or charitable giving in 2022.
	●	100% employee participation in our Diversity, Equity & Inclusion (DEI), Ethics and Anti-Harassment trainings.
	●	InvenTrust’s 2022 Employee Engagement Survey results showed that 81% of employees are “highly engaged”
	●	InvenTrust named a Top Chicago Workplace in 2022 by The Chicago Tribune
Governance
Principle	●	The structure and practices of our Board is committed to independence, education, and transparency.
Highlights	●	89% of our directors are independent.
	●	33% of our independent directors are women.
	●	The Board conducts an robust annual review of all its governing documents to ensure that the Company is current and relevant regarding governance trends.
	●	Each new director goes through an on-boarding process to integrate them into the Company, its practices, and its people.

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Director Independence
Our business is managed under the direction and oversight of our Board. The members of our Board are Paula J. Saban, our chairperson, Stuart Aitken, Amanda Black, Daniel J. Busch, Thomas F. Glavin, Scott A. Nelson, Smita N. Shah, Michael A. Stein and Julian E. Whitehurst. As required by our Charter, a majority of our directors must be “independent.” As defined by our Charter, an “independent director” means any director who qualifies as an “independent director” under the provisions of the NYSE Listed Company Manual in effect from time to time. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).
Consistent with these considerations, after reviewing all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our management, and our independent registered public accounting firm, and considering each director’s direct and indirect association with the Company and its management, the Board has determined that Mses. Black, Shah and Saban and Messrs. Aitken, Glavin, Nelson, Stein and Whitehurst qualify as independent directors.
Board Leadership Structure and Risk Oversight
Mr. Busch, in his role as our president and chief executive officer, is responsible for managing the strategic direction and for providing the day-to-day leadership of the Company. Ms. Saban, in her role as our chairperson of the Board, organizes the work of the Board and ensures that the Board has access to sufficient information to carry out its functions, including monitoring the Company’s performance. Ms. Saban presides over meetings of the Board and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors. We have separated the roles of the president and chairperson of the Board in recognition of the differences between the two roles. Our Board believes the current structure is appropriate and effective.
To ensure free and open discussion and communication among the non-employee directors of our Board, the non-employee directors meet periodically in private session with no members of management present. Ms. Saban, as our chairperson, presides at these sessions.
Our Board oversees the business and affairs of our Company, including its long-term health, overall success and financial strength. The full Board is actively involved in overseeing risk management for the Company. Our Board oversees risk through the: (1) review and discussion of regular periodic reports to the Board and its committees, including management reports, leasing activity and property operating data, as well as actual and projected financial results, the corporate model and outputs, and various other matters relating to our business; (2) required approval by the Board of certain transactions, including, among others, acquisitions and dispositions of properties exceeding certain dollar amounts and financings exceeding certain dollar amounts, as set forth in investment policies adopted by the Board; (3) oversight of risk associated with the various elements of compensation by the compensation committee; (4) oversight of risk policies and management as well as major financial risk exposures and steps taken to monitor and control such risks by the audit committee; (5) review of regular periodic reports from our independent public accounting firm, third-party internal audit firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a real estate investment trust (“REIT”) for tax purposes and our internal control over financial reporting; and (6) oversight of ESG goals, policies and risks through updates to the Board by senior leaders of the ESG Steering Committee.
Policy on Hedging, Pledging and Speculative Transaction
Our Insider Trading Compliance Policy prohibits all directors, officers, and employees from engaging in short-term speculative securities transactions such as short sales and certain hedging or monetization transactions with respect to the Company’s securities. The policy also prohibits all directors, officers, and employees from pledging our securities as collateral for a loan, purchasing such securities on margin or placing such securities in a margin account, unless approved in advance by our General Counsel.

Equity Retention Policy
Our Equity Retention Policy (“ERP”) requires our directors, named executive officers (“NEOs”) and such other executive officers selected by the Company and the compensation committee (collectively, the “Covered Persons”) to own a certain amount of our equity. Our ERP sets forth minimum equity requirements for NEOs and other executive officers as a multiple of the annual base salary and for non-employee directors as a multiple of the annual cash retainer (exclusive of any committee fees and any annual equity retainers). Please refer to the table below for the applicable multiple. Equity

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interests that count toward the satisfaction of the minimum equity requirement include (i) vested common stock and (ii) unvested restricted common stock or restricted stock units provided that the vesting of such unvested restricted common stock or unrestricted stock units is not subject to the achievement of any performance goals. Each Covered Person shall accumulate the ownership requirements by the later of (i) within five (5) years of becoming a Covered Person or (ii) by December 31, 2026, and thereafter shall retain the minimum equity requirement for the duration of board service or employment, as the case may be. Compliance with the policy will be measured annually as of January 1 of each year (a “Measurement Date”). If after a Covered Person achieves the minimum equity requirement the amount of equity that the Covered Person owns subsequently falls below such minimum equity requirement, as measured on a Measurement Date (the “Drop Date”), then the Covered Person shall not sell any common stock of the Company until such time as the Covered Person has once again met the minimum equity requirement as of a Measurement Date. Notwithstanding the foregoing, a Covered Person may sell up to but not more than fifty percent (50%) of any common stock of the Company for underlying equity awards that vest after the Drop Date to pay any federal, state or local taxes that the Covered Person may owe on the Company common stock underlying such newly vested equity awards.

COVERED PERSON	MULTIPLE OF SALARY / RETAINER
Non-Employee Director	5x
Cheif Executive Officer	5x
Chief Financial Officer	3x
Chief Operating Officer	3x

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Communicating with Directors
Pursuant to our Corporate Governance Guidelines, discussed above under the heading “Corporate Governance Guidelines,” anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of our Board, the chairperson of any of the audit, nominating and corporate governance and compensation committees, or to the non-employee or independent directors as a group, may do so by (1) addressing such communications or concerns to the Secretary of the Company, InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, who will forward such communications to the appropriate party, or (2) sending any emails ShareholderCommunications@inventrustproperties.com. Such communications may be done confidentially or anonymously.

Nominating and Corporate Governance Committee
Members:	The nominating and corporate governance committee is responsible for, among other things:
Stuart Aitken (Chairperson) Thomas Glavin Michael Stein	●	identifying individuals qualified to become members of our Board, including conducting inquiries into the background and qualifications of any candidate, and recommending candidates for election to the Board at annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected);
	●	reviewing periodically the committee composition and structure of the Board and recommending to the Board the number and function of board committees and directors to serve as members of each committee of the Board;
	●	developing and recommending to the Board a set of corporate governance guidelines and, from time to time, reviewing such guidelines and the Company's code of ethics and business conduct and recommending changes to the Board for approval as necessary;
	●	overseeing and monitoring the Company’s sustainability, environmental and corporate social responsibility activities; and
	●	overseeing the annual evaluations of the Board.
Number of Meetings in 2022: 5	Each member of the nominating and corporate governance committee is independent as that term is defined in the rules and regulations of the SEC and the rules of the NYSE.
The nominating and corporate governance committee charter is available on our website at www.inventrustproperties.com through the “Investors – Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

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Selection of Director Nominees
The nominating and corporate governance committee is responsible for reviewing the qualifications of potential director candidates and recommending those candidates to be nominated for election to the Board. The nominating and corporate governance committee considers relevant experience, skills and knowledge as well as individual qualifications, including personal and professional integrity, ethics and values; commitments to other businesses; independence, including absence of any personal or professional conflicts of interest; corporate governance experience; financial and accounting background; experience in our industry or familiarity with the issues affecting our business; diversity (including age, gender and ethnic and racial background, viewpoint and experience); academic expertise in an area of our operations; practical and mature business judgment, including ability to make independent analytical inquiries and the extent to which the interplay of the candidate’s skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.
The nominating and corporate governance committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is expected to be based on any written materials provided with respect to potential candidates, and the nominating and corporate governance committee will review the materials to determine the qualifications, experience and background of the candidates. Final candidates are expected to be interviewed by one or more members of the nominating and corporate governance committee.
The nominating and corporate governance committee will consider director candidates recommended by stockholders for our 2024 annual meeting of stockholders. Any such recommendations must be submitted in accordance with the procedures specified in Section 9 of Article II of our Bylaws. Generally, this requires that the stockholder send certain information, including information about the candidate to our secretary not later than 5:00 p.m. Eastern Time on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For our annual meeting to be held in 2024, a stockholder must provide written notice of a candidate recommendation not earlier than [ ], 2023 and not later than 5:00 p.m., Eastern Time, on [ ], 2023, to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. The notice must identify the author as a stockholder, provide a brief summary of the candidate’s qualifications and include the information required by our Bylaws for advance notice of stockholder nominees for director. If the shares of our common stock held by the stockholder making the recommendation are held in “street name,” notices should also attach proof of ownership of InvenTrust common stock as of the date of the notice. At a minimum, candidates recommended for nomination to the Board must meet the director independence standards of the NYSE. In addition, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

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Audit Committee
Members:	The Audit committee assists the Board in fulfilling its oversight responsibility relating to:
Thomas Glavin (Chairperson)* Stuart Aitken Amanda Black* Michael Stein* Smita N. Shah	●	the integrity of our financial statements;
	●	our compliance with legal and regulatory requirements;
	●	the qualifications and independence of the independent registered public accounting firm; and
Number of Meetings in 2022: 4	●	the performance of our internal audit function and independent auditors.

The audit committee is also responsible for, among other things:
*Our Board determined that each of Messrs. Glavin and Stein and Ms. Black qualifies as an “audit committee financial expert” as that term is defined in the rules of the SEC.	●	appointing, or replacing the independent auditors and retaining, compensation, evaluating and overseeing the work of the independent auditors and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report.
	●	preparing the audit committee report required by SEC regulations to be included in our annual report and proxy statement;
	●	reviewing and discussing our annual and quarterly financial statements with management and the independent auditor;
	●	reviewing and discussing with management, our independent auditors and the head of the internal audit team the adequacy of the Company’s internal audit function;
	●	discussing our guidelines and policies with respect to risk assessment and risk management, and our major financial risk exposures and the steps management takes to monitor and control such exposures;
	●	considering and discussing with management and our independent auditor our Code of Ethics and Business Conduct, and procedures in place to enforce such code, and, if appropriate, granting any requested waivers;
	●	reviewing, and if need be proposing and recommending changes to, the Company’s Whistleblower Policy;
	●	establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
	●	reviewing and approving related person transactions pursuant to our written policy described below under “Related Person Transaction Policy and Procedures.”
Each member of the audit committee is independent as that term is defined in the rules and regulations of the SEC and the rules of the NYSE.

The audit committee charter is available on our website at www.inventrustproperties.com through the “Investors – Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.

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Compensation Committee
Members:	The compensation committee oversees the discharge of the responsibilities of the Board related to determining the compensation that we pay to of our chief executive officers, including our chief executive officer, and directors and oversees the evaluation of our management
The compensation committee is also responsible for, among other things:
Julian Whitehurst (Chairperson) Amanda Black Scott Nelson Paula Saban	●	periodically reviewing the human capital practices and compensation philosophy of the Company;
	●	reviewing and approving the corporate goals and objectives with respect to the compensation of our CEO, evaluating the performance of our CEO and determining and approving the compensation of our CEO;
	●	reviewing and setting, or making recommendations to the Board regarding, the compensation for all of our other “executive officers” (as such term is defined in Rule 16a-1 under the Exchange Act) other than our CEO;
Number of Meetings in 2022: 5	●	reviewing and making recommendations to the Board regarding director compensation;
	●	reviewing and approving, or making recommendations to the Board regarding, the Company’s incentive compensation and equity-based plans and arrangements;
	●	establishing, overseeing and/or reviewing all other executive compensation policies, plans and arrangements of the Company;
	●	reviewing our incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk taking;
	●	reviewing the Company's equity retention and ownership policy for named executive officers and the Board; and
	●	overseeing and annually reviewing the Company’s human capital programs, including diversity, equity and inclusion, as well as culture, talent management, training and organizational health and wellness.
Consistent with the requirements of Rule 10C-1 of the Exchange Act and any other applicable listing requirements and rules and regulations of the NYSE, the committee:
	●	has the sole and exclusive authority, as it deems appropriate to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the committee believes to be necessary or appropriate (the “compensation advisors”);
	●	has the direct responsibility to compensate and oversee any and all compensation advisors retained by the compensation committee;
	●	has the authority to also utilize the services of the Company’s regular legal counsel or other advisors to the Company
Each member of the compensation committee is independent and meets the additional standards for the independence of compensation committee members set forth in Section 303A.02 of the NYSE Listed Company Manual, and each is a “non-employee director,” as defined by Section 16 of the Exchange Act.

The compensation committee charter is available on our website at www.inventrustproperties.com through the “Investors – Governance – Board Committees and Charters” tab. In addition, a printed copy of the charter is available to any stockholder without charge by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations.
Code of Ethics
Our Board has adopted a code of ethics and business conduct (the “Code of Ethics and Business Conduct”) applicable to our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller (or persons performing similar functions), which is available on our website at www.inventrustproperties.com through the “Investors – Governance – Code of Ethics & Business Conduct” tab. In addition, printed copies of the Code of Ethics and Business Conduct are available to any stockholder, without charge, by writing us at InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations. Within the time period required by the rules of the SEC, we will post on our website any amendment to, or waiver from, our Code of Ethics and Business Conduct that applies to the Company's Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller (or persons performing similar functions).

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Proposal No. 1 Election of Directors
Our Board has nominated the nine individuals set forth below to serve as directors until the next annual meeting and until their successors are duly elected and qualify. We know of no reason why any nominee will be unable to serve if elected. If any nominee is unable to serve, or for good cause will not serve, your proxy may vote for another nominee proposed by the nominating and corporate governance committee and the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting and until the director’s successor is duly elected and qualifies. Our Board unanimously recommends that you vote “FOR” the election of all nine nominees.
Board Skills and Experience
We believe it is important that our Board is composed of individuals that represent a diverse set of skills, knowledge and professional experience in order to provide effective leadership to support the needs and goals of the Company. The table below highlights the skills and experience of the director nominees.

Board Member	Current or Former C-Suite	REITs or Real Estate	Retail	Finance & Accounting Expertise	Legal Expertise	Public Company Experience	Technology
Stuart Aitken	X		X	X		X	X
Amanda lack		X		X
Daniel J. Busch	X	X	X	X		X
Thomas F. Glavin		X		X
Scott A. Nelson		X	X			X
Paula Saban				X
Smita N. Shah	X
Michael A. Stein	X	X	X	X		X
Julian Whitehurst	X	X	X		X	X
Board Composition
The nominating and corporate governance committee and Board also value length of tenure and individuals with diverse backgrounds (including age, gender, and ethnic and racial backgrounds) when considering director candidates or nominees for election to the Board. The below charts disclose the composition of our Board as of December 31, 2022.

Board Diversity Matrix (as of December 31, 2022)
Gender	Male	Female	Non-Binary	Undisclosed
# of directors based on gender identity	6	3
# of Directors Who Identify In Any of the Categories Below
African America or Black (not of Hispanic or Latinx origin)
Alaskan Native or American Indian
Asian		1
Hispanic or Latinx
Native Hawaiians and Pacific Islanders
White (not of Hispanic or Latinx origin)	6	2
LGBTQ+
Undisclosed

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Vote Required
A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote.
Recommendation
The Board unanimously recommends a vote FOR each of the nominees for director listed below.

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Our Board of Directors
Set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the nominating and corporate governance committee and the Board to conclude that the director is qualified and should serve as a director of InvenTrust.

STUART AITKEN
Mr. Aitken is a seasoned technology and marketing executive who currently serves as Chief Merchant and Marketing Officer of The Kroger Co. He previously served as Chief Executive Officer of 84.51°, a wholly owned data analytics subsidiary of The Kroger Co. Prior to joining Kroger, Mr. Aitken served as the chief executive officer of dunnhumby USA, LLC from July 2010 to June 2015. Prior to that, he served as Executive Vice President and Chief Marketing Officer for arts-and-crafts retailer Michael’s Stores. Previously, he led marketing strategies, loyalty marketing, data analytics, innovation and category management at Safeway, Inc. for nearly a decade.

Mr. Aitken received his Bachelor of Arts and Master of Science degrees in Information Management from Queen Margaret University and University of Strathclyde, respectively, both located in Scotland.

Director Since: 2017 Age: 51
Committees: •Audit •Nominating & Corporate Governance (Chair)
_________________________________________________________________________________________________

AMANDA BLACK
Ms. Black serves as the Managing Director and Portfolio Manager of JLP Asset Management, where she oversees all North American investments for the firm as portfolio manager for global and domestic real estate mutual funds and separate accounts. Prior to joining NWS in 2014, Ms. Black served as a Senior Vice President and Portfolio Manager at Ascent Investment Advisors from 2011 to 2014, where she co-managed a global REIT mutual fund and hedge fund. She has 20+ years of experience as an investor across a diverse set of investment firms and strategies with a specialization in real estate.

Ms. Black holds an MBA from Saint Louis University and a B.S. from Southern Illinois University. She was a licensed CPA from 2001 to approximately 2004 and earned her CFA designation in 2005.

Director Since: 2018 Age: 47
Committees: •Audit •Compensation

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DANIEL J. BUSCH
Mr. Busch serves as our President and Chief Executive Officer. Mr. Busch was appointed to the position of CEO & Director of InvenTrust in August 2021 and President of InvenTrust in February 2021. Mr. Busch joined InvenTrust in September 2019, and served as our Executive Vice President, Chief Financial Officer and Treasurer until August 2021, providing oversight to our financial and accounting practices, and ensuring the financial viability of the Company’s strategy. Prior to that, Mr. Busch served as Managing Director, Retail at Green Street Advisors, an independent research and advisory firm for commercial real estate industry in North America and Europe, where he conducted independent research on the shopping center, regional mall, and net lease sectors. Previously, Mr. Busch served as an equity research analyst at Telsey Advisory Group. He is a member of the Urban Land Institute, contributing as an active member on the Commercial and Retail Development Council.

Mr. Busch received a B.S. in Applied Economics and Management from Cornell University and an MBA with specializations in general finance, financial instruments and markets from New York University.
Director Since: 2021 Age: 41
_________________________________________________________________________________________________

THOMAS F. GLAVIN
Mr. Glavin is the owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm that he started in 1988. In that capacity, Mr. Glavin specializes in providing accounting and tax services to closely held companies. Mr. Glavin began his career at Vavrus & Associates, a real estate firm, located in Joliet, Illinois, that owned and managed apartment buildings and health clubs. At Vavrus & Associates, Mr. Glavin was an internal auditor responsible for reviewing and implementing internal controls. In 1984, Mr. Glavin began working in the tax department of Touche Ross & Co., where he specialized in international taxation. In addition to his accounting experience, Mr. Glavin also has been involved in the real estate business for over 20 years. Mr. Glavin was a partner in Gateway Homes, which zoned, developed and managed a 440-unit manufactured home park in Frankfort, Illinois. The Manufactured Home Community was sold in April 2019.

Mr. Glavin received his bachelor’s degree in accounting from Michigan State University in East Lansing, Michigan and a Master of Science in taxation from DePaul University, Chicago, Illinois. Mr. Glavin is a member of the Illinois CPA Society and the American Institute of Certified Public Accountants.

Director Since: 2007 Age: 63
Committees: •Audit (Chair) •Nominating & Corporate Governance

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SCOTT A. NELSON
Mr. Nelson is Principal of SAN Prop Advisors, a retail real estate advisory firm that he started in early 2016. Clients of SAN Prop Advisors have included major retailers and shopping center developers. Most recently, he served in various senior-level real estate positions at Target Corporation including Senior Vice President Target Properties Canada from 2015 to 2016; Senior Vice President, Target Properties – U.S. in 2014; Senior Vice President, Target Real Estate from 2007 to 2014; and Vice President of Real Estate from 2000 to 2007. In these roles, he was instrumental in the acquisition, development, and optimization of Target’s retail real estate portfolio. He joined the Target real estate department in 1995. Previously, Mr. Nelson spent 10 years at Mervyn’s, a West Coast department store chain, where he served in various positions including Director of Real Estate. He is a member of the International Council of Shopping Centers and served as a Trustee and Executive Committee member of the organization. Since 2009, Mr. Nelson has served as a board member of Heart of America, a non-profit focused on volunteering and improving learning environments in public schools. He is a real estate development and REIT guest speaker at Florida Gulf Coast University.

Director Since: 2016 Age: 66
Committee: •Compensation
_________________________________________________________________________________________________

PAULA SABAN
Ms. Saban has worked in the financial services and banking industry for over 25 years. She began her career in 1978 with Continental Bank, which later merged into Bank of America. From 1978 to 1990, Ms. Saban held various consultative sales roles in treasury management and traditional lending areas. She also managed client service teams and developed numerous client satisfaction programs. In 1990, Ms. Saban began designing and implementing various financial solutions for clients with Bank of America’s Private Bank and Banc of America Investment Services, Inc. Her clients included top management of publicly held companies and entrepreneurs. In addition to managing a diverse client portfolio, Ms. Saban was responsible for client management and overall client satisfaction. She retired from Bank of America in 2006 as a Senior Vice President/Private Client Manager. In 1994, Ms. Saban and her husband started a construction products company, Newport Distribution, Inc., of which she was secretary and treasurer, and a principal shareholder. The business was sold to a strategic buyer in 2021. Ms. Saban currently serves as a project-based development director of Interim Execs, a placement firm for interim CXO’s.

Ms. Saban received her bachelor’s degree from MacMurray College, Jacksonville, Illinois, and her Master of Business Administration degree from DePaul University, Chicago, Illinois. She is a former president of the Fairview Elementary School PTA and a former trustee of both the Goodman Theatre and Urban Gateways. Ms. Saban served as the legislative chair of Illinois PTA District 37 and as liaison to the No Child Left Behind Task Force of School District 54. Ms. Saban previously served on the Board of Hands On Suburban Chicago, a not-for-profit organization that matches community and corporate volunteers of all ages and skills with opportunities to connect and serve. Ms. Saban is Co-Chair for Women Build, an initiative of Habitat for Humanity of Northern Fox Valley Illinois. Ms. Saban is a member of the Private Directors Association of Chicago and Madame Chair.

Director Since: 2004 Chairperson Since: 2017 Age: 69

Committee: Compensation

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SMITA N. SHAH
Ms. Shah is the founder and Chief Executive Officer of SPAAN Tech, Inc., an architecture, engineering, and project management firm with 20+ years expertise in public and private infrastructure projects including transportation, aviation, facilities, and telecommunications systems. She has an extensive business and technical background, earning her Bachelor of Science from Northwestern University, a Master of Science in Civil and Environmental Engineering from M.I.T., and a Post Graduate Certificate in Management Studies from Oxford University.

In recognition of Ms. Shah’s leadership and commitment to the community, she was appointed by President Biden to the President’s Commission on Asian Americans, Native Hawaiians and Pacific Islanders. Her additional civic engagement includes Board Member of the Museum of Science and Industry, Trustee of the Lincoln Academy of Illinois, Visiting Committee for MIT Department of Civil and Environmental Engineering, Environmental Law and Policy Center, and Harris School Council at University of Chicago. She was the recent past Vice Chairman of Chicago Plan Commission, supporting the development of the Chicago of Chicago for the past 14 years.

Ms. Shah serves on the board of MacLean Fogg Company and is a member of the audit committee. She is a Co-Chair of Young President’s Organization (YPO) Chicago, and a member of the Economic Club and Commercial Club of Chicago. Ms. Shah also served as a U.S. delegate for the APEC Women and the Economy Forum (WEF) and is a recipient of the congressionally recognized Ellis Island Medal of Honor.

Director Since: 2022 Age: 49 Committee: •Audit
_________________________________________________________________________________________________

MICHAEL A. STEIN
Mr. Stein served as Senior Vice President and Chief Financial Officer of ICOS Corporation, a biotechnology company, from 2001 until its acquisition by Eli Lilly in 2007. Mr. Stein was Executive Vice President and Chief Financial Officer of Nordstrom, Inc. from 1998 to 2000.

He served in various capacities with Marriott International, Inc. from 1989 to 1998, including Executive Vice President and Chief Financial Officer from 1993 to 1998. Previously, Mr. Stein spent nearly 20 years in public accounting at Arthur Andersen LLP, where he was a Partner. Mr. Stein served on the board of directors of Apartment Investment and Management Company (AIMCO), a NYSE listed public REIT, from 2004 until December 2022. AIMCO is focused on property development, redevelopment and various other value-creating investment strategies, targeting the U.S. multifamily market. He served as chair of the investment committee, and served on AIMCO’s audit, compensation and human resources, and nominating, environmental, social, and governance committee. From mid-December 2020, when it was spun-off from AIMCO, until its first annual meeting, on December 7, 2021, Mr. Stein served on the board of directors of Apartment Income REIT Corp (AIR), a NYSE listed public REIT focused on the ownership and management of quality apartment communities located in the largest markets in the United States. He was a member of the audit, compensation and human resources, and nominating and corporate governance committees at AIR. He has also served on the board of directors of two other NYSE companies, Nautilus, Inc. (2007 to 2011) and Getty Images, Inc. (2002-2008), and Providence Health & Services, a not-for-profit health system, (2008 to 2016), and Fred Hutchinson Cancer Research Center (2001 to 2007).

Mr. Stein has a Bachelor of Science degree from the University of Maryland.

Director Since: 2016 Age: 73 Committees: •Audit •Nominating & Corporate Governance

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JULIAN WHITEHURST
Mr. Whitehurst has served as a director of National Retail Properties, Inc., since February 2017, as CEO of National Retail Properties since April 2017, as President since May 2006, and as Chief Operating Officer since June 2004. Mr. Whitehurst also previously served as Executive Vice President of National Retail Properties from February 2003 to May 2006, as Chief Operating Officer from June 2004 to April 2017 and as Secretary from May 2003 to May 2006, and previously served as General Counsel from 2003 to 2006. On January 19, 2022, Mr. Whitehurst retired as Chief Executive Officer and resigned from the National Retail Properties effective as of April 28, 2022. Prior to February 2003, Mr. Whitehurst was a shareholder at the law firm of Lowndes, Drosdick, Doster, Kantor & Reed, P.A. Mr. Whitehurst is a member of ICSC and Nareit and serves on the Nareit Advisory Board of Governors.

Director Since: 2016 Age: 65
Committee: •Compensation (Chair)

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Proposal No. 1 Director Compensation
Director Compensation
Under our Director Compensation Program, effective as of May 5, 2022 (the “Director Compensation Program”), each non-employee director is entitled to receive an annual cash retainer of $65,000. Non-employee directors are not entitled to meeting fees for attending individual Board or committee meetings. Non-employee committee members and chairpersons and our non-executive chairperson are entitled to receive additional annual cash retainers as indicated below. In addition to the cash retainers, under the Director Compensation Program each non-employee director is entitled to an annual award of restricted stock units (“RSUs”) valued at $120,000, and a tandem dividend equivalent award with respect thereto. Each annual RSU award is granted at our annual meeting of stockholders and will vest in full on the earlier of (i) the date of the next annual meeting of our stockholders following the grant date or (ii) the first anniversary of the grant date, subject to the director’s continued service on the vesting date. Each RSU award generally settles partly in shares of our common stock (75%) and partly in cash (25%).

Additional Cash Compensation
Independent Chairperson: $50,000	Audit Committee
Chair: $25,000
Member: $12,500
Compensation Committee	Nominating & Corporate Governance Committee
Chair: $20,000	Chair: $20,000
Member: $10,000	Member: $10,000
Business Expenses
Pursuant to the terms of the Director Compensation Program and our standard expense reimbursement policy, we reimburse each non-employee director for reasonable business expenses incurred by the director in connection with his or her services to us.

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Director Compensation Table
The following table provides additional detail regarding the 2022 compensation of our non-employee directors:

Name (1)	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3)	Total ($)
Stuart Aitken	92,250	120,000	212,250
Amanda Black	85,000	120,000	205,000
Thomas F. Glavin	96,500	120,000	216,500
Scott A. Nelson	76,750	120,000	196,750
Paula Saban	131,250	120,000	251,250
Smita N. Shah	—	60,000	60,000
Michael A. Stein	83,750	120,000	203,750
Julian E. Whitehurst	86,750	120,000	206,750
(1)Mr. Busch did not receive any compensation for services on the Board in 2022.
(2)Amounts reflect annual Board cash retainers and, if applicable, additional cash retainers described above for committee and chair service, in each case, earned in 2022.
(3)Reflects RSUs granted under our Director Compensation Program to each director in 2022. See “Director Compensation - Equity Compensation” for additional information. Amounts reflect the grant date fair value of the RSUs in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC Topic 718”). Additional details on accounting for stock-based compensation can be found in Note [2]: “Summary of Significant Accounting Policies-Stock-Based Compensation” and Note [11]: “Stock-Based Compensation” of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022. The RSUs will vest in full on the Annual Meeting date, or May 5, 2023.
The aggregate number of RSUs outstanding at December 31, 2022 for each of our non-employee directors is set forth in the table below:

Name	Aggregate Number of RSUs Outstanding at December 31, 2022
Stuart Aitken	3,957
Amanda Black	3,957
Thomas F. Glavin	3,957
Scott A. Nelson	3,957
Paula Saban	3,957
Smita N. Shah	2,557
Michael A. Stein	3,957
Julian E. Whitehurst	3,957
Equity Retention Policy
As more fully discussed above, we maintain the ERP, which includes stock ownership requirements that are applicable to each of our directors. See “Corporate Governance Principles–Equity Retention Policy” for more information.

Compensation Committee Interlocks and Insider Participation
During fiscal 2022, Mr. Whitehurst, Ms. Black, Mr. Nelson and Ms. Saban served on the compensation committee, with Mr. Whitehurst serving as its Chairperson. No member of our compensation committee was, during 2022, an officer, former officer or employee of the Company or any of our subsidiaries or had a relationship requiring disclosure by us under Item 404 of Regulation S-K. None of our executive officers served as a member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on our compensation committee or (ii) the compensation committee of another entity in which one of the executive officers of such entity served as a member of our Board.
Director Meetings Attendance
During the year ended December 31, 2022, our Board met four times. Each of our directors attended at least 75% of the aggregate amount of the meetings of the Board and any committee on which he or she served in 2022. We encourage our directors to attend our annual meetings. All directors who were directors at the time of our annual meeting held on May 5, 2022 attended the meeting.

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Executive Compensation
Compensation Discussion and Analysis
This section discusses the principles underlying our policies and decisions with respect to the compensation of our executive officers who are named in the “Summary Compensation Table” below and the principal factors relevant to an analysis of these policies and decisions. In 2022, our “named executive officers” (“NEOs”) and their positions were as follows:

DANIEL J. BUSCH, President & Chief Executive Officer
Mr. Busch, 41, currently serves as President and Chief Executive Officer of the Company. Mr. Busch’s biographical information is set forth under “Election of Directors” above.

CHRISTY L. DAVID, E.V.P., Chief Operating Officer, General Counsel & Secretary
Ms. David, 44, was appointed as InvenTrust’s Chief Operating Officer in February 2021. She had previously served as Chief Investment Officer, General Counsel and Corporate Secretary. Ms. David joined InvenTrust in 2014 as Managing Counsel – Transactions and held that position until November 2016 when she was named Vice President, Deputy General Counsel and Secretary. Ms. David was promoted to InvenTrust’s General Counsel in 2017 and has served in that role since that time. Prior to joining InvenTrust, Ms. David served at The Inland Group Inc., where she managed, reviewed and drafted legal documents and matters regarding InvenTrust’s acquisitions, dispositions, corporate contracts and spin-offs. Prior to joining the Inland Group, Ms. David served as an Associate Attorney at The Thollander Law Firm and held various positions at David & Associates. Ms. David serves on the Ravinia Associates Board as well as its Nominating Committee. Ms. David received a Juris Doctor from Washington University School of Law and a Bachelor of Business Administration in Finance from Loyola University.

MICHAEL D. PHILLIPS, E.V.P., Chief Financial Officer & Treasurer
Mr. Phillips, 41, was appointed to the position of CFO of InvenTrust Properties in August 2021. Prior to his appointment, Mr. Phillips served as Senior Vice President and Chief Accounting Officer of InvenTrust. He has been with InvenTrust since 2009, serving in various senior financial and accounting roles such as Controller, Director for Internal Reporting and Senior Accounting Manager for Financial Reporting. Prior to joining the Company, Mr. Phillips worked at Pasquinelli Homebuilding for five years, serving as Manager of Finance. He graduated from The University of Iowa Tippie College of Business with a Bachelor of Business Administration in Finance and received a Master of Science in Real Estate from Roosevelt University. Mr. Phillips is a licensed certified public accountant in the State of Illinois.
This section provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program and each compensation component that we provided in 2022. Each of the key elements of our executive compensation program is discussed in more detail below. The following discussion and analysis of compensation arrangements of our NEOs should be read together with the compensation tables and related disclosures set forth below.

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Our executive compensation program is designed to provide a total compensation package intended to align executive compensation with the Company’s performance and with stockholder interests, and to attract, motivate and retain talented and experienced executive officers through competitive compensation arrangements.
At our annual meeting of stockholders on May 6, 2021 (the “2021 Annual Meeting”), we provided our stockholders with an advisory vote to approve the compensation of our NEOs (the “say-on-pay proposal”). At the 2021 Annual Meeting, our stockholders approved, on an advisory basis, the compensation of our NEOs, with over 79% of the votes cast in favor of the say-on-pay proposal. In addition, at our 2021 Annual Meeting, we provided our stockholders with an advisory vote to approve the frequency of our future say-on pay votes and over 62% of the votes cast at the 2021 Annual Meeting voted in favor of a triennial vote. Accordingly, our Board and our compensation committee determined that we will hold a say-on-pay proposal vote to approve the compensation of our NEOs every three years. However, in an effort to provide stockholders with more frequent opportunities to provide feedback regarding the compensation of our executives, we are voluntarily conducting a say-on-pay advisory vote and a frequency vote at our 2023 Annual Meeting. See Proposal No. 3 and Proposal No. 4 below.
Executive Summary
Summary of 2022 Financial and Operational Results
InvenTrust is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires, and manages grocery-anchored neighborhood and community centers, as well as high-quality power centers that often have a grocery component. We pursue our business strategy by:
•Acquiring retail properties in Sun Belt markets;
•Opportunistically disposing of retail properties;
•Maintaining a flexible capital structure; and
•Seeking to enhance environmental, social and governance practices and standards.
Acquiring retail properties in Sun Belt markets. InvenTrust focuses on Sun Belt grocery-anchored neighborhood and community centers, and select power centers that often have a grocery component, in markets with favorable demographics, including above average growth in population, employment, income and education levels. We believe these conditions create favorable demand characteristics for grocery-anchored and necessity-based essential retail centers, which will position us to capitalize on potential future rent increases while benefiting from sustained occupancy at our centers. Our strategically located regional field offices are within a two-hour drive of 95% of our properties which affords us the ability to respond to the needs of our tenants and provides us with in-depth local market knowledge. We believe that our Sun Belt portfolio of high quality grocery-anchored assets is a distinct differentiator for us in the marketplace.
Opportunistically disposing of retail properties. We continue to opportunistically dispose of properties where we believe they no longer meet our investment criteria. These dispositions will allow the Company to re-deploy the proceeds in more attractive opportunities in Sun Belt markets.
Maintaining a flexible capital structure. We believe our current capital structure provides us with the financial flexibility and capacity to fund our current capital needs as well as future growth opportunities. We believe we have the liquidity necessary to continue executing on our strategic and operational objectives while exhibiting focused and disciplined capital allocation. Our flexible capital structure and ample liquidity will allow us to take advantage of future growth opportunities that meet our investment criteria.
Enhancing environmental, social and governance practices and standards. We continue to focus on environmental, social and governance ("ESG") practices and standards across our platform. We believe we can enhance our communities, conserve resources and foster a best-in-class working environment while growing long term stockholder value. We remain committed to transparency in our investment strategy with a focus on operating efficiency, responding to evolving trends, and addressing the needs of our tenants and communities by continuing to fully integrate environmental sustainability, social responsibility, and strong governance practices throughout our organization. We believe our concentrated portfolio and focused strategy will allow us to adapt to the evolving needs of stakeholders.

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Funds From Operations
The National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as Funds From Operations ("NAREIT FFO"). Our NAREIT FFO is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for unconsolidated joint ventures are calculated to reflect our proportionate share of the joint venture's funds from operations on the same basis.
In calculating NAREIT FFO, impairment charges of depreciable real estate assets are added back even though the impairment charge may represent a permanent decline in value due to the decreased operating performance of the applicable property. Furthermore, because gains and losses from sales of property are excluded from NAREIT FFO, it is consistent and appropriate that impairments, which are often early recognition of losses on prospective sales of property, also be excluded. If evidence exists that a loss reflected in the investment of an unconsolidated entity is due to the impairment of depreciable real estate assets, our share of these impairments is added back to net income in the determination of NAREIT FFO.
We believe NAREIT FFO Applicable to Common Shares and Dilutive Securities, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance because the historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative.
Core Funds From Operations ("Core FFO") is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company's on-going operating performance. In that regard, we use Core FFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards.
Our adjustments to NAREIT FFO to arrive at Core FFO include removing the impact of (i) amortization of debt premiums, discounts, and financing costs, (ii) amortization of above and below-market leases and lease inducements, (iii) depreciation and amortization of corporate assets, (iv) straight-line rent adjustments, (v) gains (or losses) resulting from debt extinguishments (vi) other non-operating revenue and expense items which, in our judgement, are not pertinent to measuring on-going operating performance, (vii) adjustments for unconsolidated joint ventures to reflect our share of the ventures' Core FFO on the same basis. Our calculation of Core FFO Applicable to Common Shares and Dilutive Securities does not consider any capital expenditures.
Other REITs may use alternative methodologies for calculating similarly titled measures, which may not be comparable to our definition and calculation of NAREIT FFO Applicable to Common Shares and Dilutive Securities or Core FFO Applicable to Common Shares and Dilutive Securities. Furthermore, NAREIT FFO and Core FFO are not necessarily indicative of cash flow available to fund cash needs and should not be considered as alternatives to net income as an indication of our performance. NAREIT FFO and Core FFO should not be considered as alternatives to our cash flows from operating, investing, and financing activities. Nor should NAREIT FFO and Core FFO be considered as measures of liquidity, our ability to make cash distributions, or our ability to service our debt.

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Compensation Elements
Our executive compensation program for 2022 consisted of the following elements: base salary, annual cash bonus, equity-based long-term incentive awards, retirement benefits and health/welfare benefits. Each of these elements taken separately, as well as each of these elements taken as a whole, was necessary to support our overall compensation objectives. The following table sets forth the key elements of our NEOs compensation for 2022, along with the primary objective associated with each element of compensation.

Total Compensation	Compensation Element		Primary Objective
	Fixed Component	Base Salary	To compensate ongoing performance of job responsibilities and provide a fixed minimum income level as a necessary tool in attracting and retaining executives
	Performance Based Component	Annual Cash Bonus	To incentivize the attainment of annual financial, operational and personal objectives and individual contributions to the achievement of those objectives.
		Long-Term Equity Incentive Compensation	To provide incentives that are linked directly to increases in value of the Company as a result of the execution of our long-term plans.
	Benefits Component	Retirement savings 401(k) plan Health and Welfare Benefits	To provide retirement savings in a tax-efficient manner. To provide typical protections from health, dental, death and disability risks.
The compensation committee believes that executive compensation should reflect the value created for our stockholders, while supporting our operational goals and long-term business plans and strategies. In addition, the compensation committee believes that such compensation should assist us in attracting and retaining key executives critical to our long-term success.
Good Governance and Best Practices
With respect to our executive compensation program, we are committed to staying apprised of current issues, emerging trends, and best practices. To this end, when considering executive officer compensation packages for 2022, our compensation committee worked with our independent compensation consultant, FPL Associates (“FPL”), to conduct a comprehensive market analysis of our executive compensation program and pay, and to generally align target direct compensation for our NEOs conservatively relative to the median of the applicable peer group.
•Our executive compensation programs and practices for 2022 included the following features, which we believe are mindful of the concerns of our stockholders.
•Our NEOs were eligible to earn annual bonuses based upon achievement of specific annual financial, operational and individual objectives that were designed to challenge the NEOs to strong performance.
•Our NEOs participated in equity-based incentive plans which provided incentives that are linked directly to increases in the value of the Company.
•In addition to time-vesting awards, our 2022 equity incentive program for our NEOs includes performance vesting awards, the vesting of which is based on the achievement of total shareholder return ("TSR") metrics.
•Our NEOs participated in broad-based Company-sponsored benefits programs on the same basis as other full-time employees.
•Our NEOs participated in the same defined contribution retirement plan as other employees.
•FPL, our independent compensation consultant, was retained directly by and reported to the compensation committee.
•Our compensation committee, in conjunction with FPL, developed comparative peer groups to analyze the competitiveness of the total pay opportunity provided to our NEOs.
•We did not provide our executive officers or other employees with tax gross-up payments, supplemental retirement benefits or perquisites.

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Equity Retention Policy
As more fully discussed above, we maintain the ERP, which includes stock ownership requirements that are applicable to our NEOs and such other executive officers as may be selected by the CEO and the compensation committee. See “Corporate Governance Principles–Equity Retention Policy” for more information.

Stockholder Interest Alignment
Equity awards granted in 2022 to our NEOs included grants of both time-vesting and performance vesting RSU awards, which entitle each executive to receive shares of our common stock upon vesting of the RSU award. Our annual bonus program, combined with grants of equity-based awards, creates a balanced focus on the achievement of short-term and long-term financial and operational goals. Our compensation committee believes that this “at risk” compensation in the form of annual bonuses and long-term equity-based incentives plays a significant role in aligning management’s interests with those of our stockholders. The below chart reflects our NEO compensation package mix:

Determination of Compensation
Roles of Our Compensation Committee and Chief Executive Officer in Compensation Decisions
Our compensation committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our NEOs. Our compensation committee evaluates the individual performance and contributions of our Chief Executive Officer. Our Chief Executive Officer evaluates the individual performance and contributions of each other NEO, and reports to our compensation committee his recommendations regarding the other NEOs’ compensation.
Engagement of Compensation Consultant
For 2022, our compensation committee retained the services of FPL to serve as the compensation committee’s independent compensation consultant. FPL was engaged to assist the compensation committee with a variety of tasks, which included among other things, analyzing executive and Board compensation relative to peer companies. FPL did not provide any other services to the Company in 2022. Our compensation committee has determined that FPL is independent and does not have any conflicts of interest with the Company.
Peer Group Review
With respect to the compensation packages offered to our NEOs, the compensation committee reviewed total cash and long-term compensation levels for executive officers of the Company against those of our peer group companies in an effort to set executive compensation at levels that will attract and motivate qualified executives while rewarding performance based on corporate objectives. The compensation committee set compensation levels for each executive officer on the basis of several factors, including the executive officer’s level of experience, competitive market data applicable to the executive officer’s positions and functional responsibilities, promoting recruitment and retention, the performance of the executive officer and the Company’s annual and long-term performance, as applicable.
The peer group used to set 2022 base salaries, bonus targets and long-term equity awards for our NEOs consisted of the following 10 similarly sized REITs:

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Executive Compensation Philosophy and Objectives
The market for experienced management is highly competitive in our industry. One of our principal goals and keys to our success is to attract and retain the most highly qualified executives to manage each of our business functions. Our compensation committee works with FPL to understand competitive pay practices within the REIT industry and to design executive compensation programs that fit our business strategy and align the interests of our NEOs with those of our stockholders.
Elements of Executive Compensation Program
The following describes the primary components of our executive compensation program for each of our NEOs for 2022, the rationale for each component and how compensation amounts were determined.
Base Salary

In 2022, we provided our NEOs with a base salary to compensate them for services rendered to us during the year. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The base salaries for each of the NEOs for 2022 were determined based in part on the analysis by FPL of the compensation practices of companies in the Company’s peer group. The following table sets forth the annual base salary rates for each of our NEOs for 2022.
Name	2022 Annual Base Salary
Daniel J. Busch	$800,000
Christy L. David	$500,000
Michael D. Phillips	$450,000

Annual Cash Bonuses
Our 2022 compensation program for our NEOs was designed to align key financial and operational achievements with the annual cash bonuses to such NEOs. Annual cash bonuses were focused primarily on financial performance for 2022, as well as individual performance. Under our annual bonus programs for 2022, our NEOs were eligible to earn cash bonuses based on each of their individual performances in support of our financial, operational, and cultural goals for 2022, as well as our achievement in 2022 of performance goals relating to Core FFO per Diluted Share and Same Property Net Operating Income (“NOI”). For more information regarding these metrics and why management believes they are useful for investors, please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022.
Our compensation committee believes these annual targeted operational and financial goals align with our strategy to attain long-term financial stability that will support sustained cash flows beneficial to our stockholders. Performance of each NEO was not evaluated solely upon satisfaction of pre-determined performance goals but was also evaluated subjectively by the compensation committee.

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For the Company’s 2022 fiscal year, each of the NEOs was eligible to receive an annual cash bonus based upon the achievement of certain performance goals and individual performance criteria. The annual cash bonus is determined as a percentage of the NEOs annual base salary. The threshold, target, and maximum payout amounts were as follows based on the percentages determined by the Compensation Committee in February 2022.

Name	Threshold	Target (% of annual base salary)	Maximum
Daniel J. Busch	86.25%	150%	213.75%
Christy L. David	66.13%	115%	163.88%
Michael D. Phillips	66.13%	115%	163.88%

Under the annual bonus program for our NEOs, the 2022 performance goals were:
•25% Individual Performance
•37.5% Core FFO per Diluted Share
•37.5% Same Property NOI Growth

2022 Company Performance Target: Same Property NOI (2021 - 2022)
Threshold - 0.5x 3.0%	Target - 1.0x 4.0%	Maximum - 1.5x 5.0%	2022 - Results 4.6%	Performance to Target Achieved [1] 1.33x
Why is this Metric Important?
We evaluate the performance of our retail properties based on NOI, which excludes general and administrative expenses, direct listing costs, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments such as straight-line rent adjustments, amortization of market lease intangibles, and amortization of lease incentives. Same Property NOI includes the results of our wholly owned properties and our pro rata share of the properties included in our IAGM Retail Fund, LLC ("IAGM") joint venture. We use Same Property NOI as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance- based equity awards.

Target The 2022 Company Performance Target for Same Property NOI growth was 4.0%. The target level was set based on the Company’s expectations for the year.
Performance Actual Same Property NOI, performance was 4.6%, resulting in an achievement of 133% of target.[1]

2022 Company Performance Target: Core FFO / Share
Threshold - 0.5x $1.50	Target - 1.0x $1.55	Maximum - 1.5x $1.60	2022 - Results $1.57	Performance to Target Achieved [1] 1.29x
Why is this Metric Important?
Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which are not pertinent to measuring a particular company's on-going operating performance. We use Core FFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance- based equity awards.
Target The 2022 Company Performance Target for Core FFO Per Diluted Share was $1.55 per share. The target level was set based on the Company’s expectations for the year.
Performance Actual Core FFO Per Diluted Share was $1.57, resulting in an achievement of 129% of target.[1]

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1- Same Property NOI and Core FFO per Diluted Share represent our publicly reported performance metrics. For purposes of our Performance Target Achieved they are adjusted for additional compensation expense for above target performance.

Based on the assessments of our performance goal metrics and the individual performance goals, the Compensation Committee approved the 2022 Annual Bonus Plan awards detailed in the following table:

Name	2022 Base Salary	Target Bonus as a % of Salary	Target Bonus Potential	Actual 2022 Annual Bonus	Combined Achievement Factor as a Percentage of Target
Daniel J. Busch	$800,000	150%	$1,200,000	$1,479,600	123%
Christy L. David	$500,000	115%	575,000	708,975	123%
Michael D. Phillips	$450,000	115%	517,500	638,078	123%
Long-Term Equity-Based Incentive
The goals of our long-term equity-based awards granted in 2022 were to promote and encourage efforts towards the execution of our long-term business plans and, thereby, to align the interest of our officers, including our NEOs, with those of our stockholders by directly linking the value of the RSUs granted to our NEOs with the value of the Company.

Restricted Stock Unit Awards

In 2022, our compensation committee approved the following RSU awards (with dividend equivalents) to our NEOs (the “RSU Awards”) under the InvenTrust Properties Corp. 2015 Incentive Award Plan (the “Incentive Award Plan”) and pursuant to one or more restricted stock unit award agreements (the “RSU Award Agreements”).
Name	Number of RSUs[1]
Daniel J. Busch	155,156
Christy L. David	74,345
Michael D. Phillips	66,912

1) Performance vesting RSUs are included at maximum performance levels.

Total grants expressed above have been separated into two tranches, as described below:

Income Award Grant	3-YEAR CLIFF VESTING BASED ON THE ACHIEVEMENT OF PERFORMANCE METRICS
	67%	3-Year Performance Based LTI Award	Total stockholder return relative to NAREIT shopping center index
	33%	3-Year Time Based LTI Award	Annual vesting of one-third award, subject to continued employment

Time-Based Restricted Stock Units
Time-vesting RSU Awards granted to our NEOs in 2022 vest in three substantially equal annual installments on the last business day of each of 2022, 2023 and 2024, subject to the executive's continued service. If an executive’s service is terminated by us other than for “cause,” or by the executive for “good reason,” in either case, on the date of, or during the twenty-four month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), any then-unvested time-based RSUs will vest in full upon such termination. Upon an executive’s termination of service for any other reason, any then-unvested time-based RSUs will automatically be cancelled and forfeited by the executive. Any RSUs that become vested will be paid to the executive in whole shares of our common stock within 60 days after the applicable vesting date.
Each RSU was granted in tandem with a corresponding dividend equivalent. Each dividend equivalent entitles the executive to receive payments equal to the amount of the dividends paid on the shares of common stock underlying the unvested RSUs to which the dividend equivalent relates.
Performance-Based Restricted Stock Units

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Pursuant to the performance vesting RSU Awards (the “TSR RSUs”) granted to our NEOs in 2022, each NEO is eligible to vest in a number of RSUs ranging from 0% to 100% of the total number of RSUs granted (which is equal to the maximum number of TSR RSUs that may be earned), based on the Company’s total stockholder return relative to NAREIT shopping center index, during a three-year performance period commencing on January 1, 2022 and ending on December 31, 2024 (the “Performance Period”), subject to the executive’s continued service.

	Index Relative Performance	Relative TSR Performance Vesting Percentage
	< 25th Percentile	0%
“Threshold Level"	> 25th Percentile	25%
“Target Level"	> 50th Percentile	50%
“Maximum Level"	> 75th Percentile	100%

In the event that the Index Relative Performance falls between the levels specified above, the relative TSR Performance Performance Vesting Percentage shall be determined using straight line linear interpolation between such levels.
If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability (each such term as defined in the applicable RSU Award Agreement) prior to completion of the Performance Period, the TSR RSUs will remain outstanding and eligible to vest in accordance with the performance vesting schedules described in the applicable RSU Award Agreement with the number of TSR RSUs that vest upon the completion of the Performance Period determined on a pro rata basis, based on the number of days that the NEO was employed during the Performance Period. Any TSR RSUs that do not become vested in accordance with the preceding sentence will be cancelled and forfeited by the NEO.
In addition, in the event that a change in control of the Company occurs prior to the completion of the Performance Period, the NEO has not incurred a termination of service prior to such change in control and the awards of TSR RSUs are not continued, converted, assumed or replaced by the successor or surviving entity in such change in control, then the TSR RSUs will vest as of, and assuming the completion of the Performance Period as of, the date of the change in control. Any TSR RSUs that have not vested as of the date on which such change in control occurs will be cancelled and forfeited by the NEO.
Additional information regarding the vesting terms and conditions applicable to all outstanding RSU awards held by our NEOs is set forth under the heading “Potential Payments Upon Termination or Change in Control” below.
Performance-Based Restricted Stock Unit Vesting
On May 7, 2020, we granted awards of performance-vesting RSUs to Messrs. Busch and Phillips and Ms. David. Fifty percent of the performance-vesting RSUs were subject to vesting based on the Company’s Core FFO Per Diluted Share (“Core FFO RSUs”) and 50% of the performance-vesting RSUs were subject to vesting based on Same Property NOI Growth (“Same Property NOI Growth RSUs”), in each case, during the performance period commencing on January 1, 2020 and ending on December 31, 2022 (the “2020-2022 Performance Period”), subject to the executives’ continued service. Our Core FFO per diluted share was $4.32 and our Same Property NOI Growth during the 2020-2022 Performance Period was .9%. This resulted in the vesting of our 2020 performance award at 92% of target.
Other Elements of Compensation
In 2022, we provided customary employee benefits to our full- and part-time employees, including our NEOs, including medical and dental benefits, short-term and long-term disability insurance, accidental death and dismemberment insurance, and group life insurance.
We have established a 401(k)-retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. In 2022, our NEOs were eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. For 2022, we matched dollar for dollar the contributions made by participants in the 401(k) plan for the first $6,000 of the employee’s contributions. These matching contributions are subject to vesting based on the participant’s years of service. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our compensation packages and further incentivizes our employees in accordance with our compensation policies.

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Severance and Change in Control-Based Compensation
As more fully described below under the caption “Potential Payments Upon Termination or Change in Control,” each of our NEOs has been designated as a participant in our Executive Severance and Change of Control Plan (the “Severance Plan”).
The terms and conditions of the Severance Plan and the payments and benefits to which the NEOs may become entitled under such plans in the event of a qualifying termination of employment are more fully described below under “Potential Payments Upon Termination or Change in Control.”
We believe that job security and terminations of employment, both within and outside of the change in control context, are causes of significant concern and uncertainty for senior executives and that providing protections to our NEOs in these contexts is therefore appropriate in order to alleviate these concerns and allow the executives to remain focused on their duties and responsibilities to the Company in all situations.
Furthermore, the RSU Award Agreements provide for accelerated vesting of the awards upon certain terminations of employment. A detailed description of the acceleration provisions applicable to the RSU Awards is set forth under the heading “Potential Payments Upon Termination or Change in Control” below.
Tax and Accounting Considerations
Code Section 162(m)
Generally, Section 162(m) of the Code disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year to certain of its executive officers. We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes, provided that we distribute to our stockholders at least 90% of our taxable income each year. As a result of the Company’s tax status as a REIT, the loss of a deduction under Section 162(m) may not affect the amount of federal income tax payable by the Company. Therefore, our Board and our compensation committee generally have not taken the deductibility limit imposed by Section 162(m) into consideration in setting compensation.
Code Section 409A
Section 409A of the Code, or Section 409A, requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A.
Code Section 280G
Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, Section 4999 of the Code imposes a 20% excise tax on the individual with respect to the excess parachute payment. Parachute payments are compensation linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including share units and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G based on the executive’s prior compensation. In approving the compensation arrangements for our NEOs, our Board and our compensation committee consider all elements of the cost to our Company of providing such compensation, including the potential impact of Section 280G. However, our Board or our compensation committee may, in their judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G and the imposition of excise taxes under Section 4999 when they believe that such arrangements are appropriate to attract and retain executive talent.
Fiscal 2023 Compensation Decisions
On February 22, 2023, our compensation committee approved certain aspects of the 2023 compensation program for our NEOs, as described below.

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2023 Base Salary
The compensation committee approved the following 2023 annual base salaries for Messrs. Busch and Phillips and Ms. David, in each case, effective January 1, 2023:

Name	2023 Annual Base Salary
Daniel J. Busch	$850,000
Christy L. David	$525,000
Michael D. Phillips	$475,000
2023 Annual Cash Bonuses
The compensation committee also approved the Company’s 2023 annual bonus program for our NEOs. Under the 2023 program, each NEO’s individual performance goals include an environmental, social & governance component.
Long-Term Equity Based Incentive
The compensation committee also approved the Company’s 2023 long-term equity-based compensation program for NEOs. To align the compensation of the NEOs with the interests of our stockholders, the performance based vesting condition is based on the Company’s relative total stockholder return as compared to the NAREIT Shopping Center Index.
Accounting for Stock-Based Compensation
We follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of RSU Awards under the Incentive Award Plan are accounted for as equity awards under ASC Topic 718. Our compensation committee regularly considers the accounting implications of significant compensation decisions. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

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Executive Compensation Tables
Summary Compensation Table
The following table sets forth certain information with respect to the compensation earned by our NEOs for the years ended December 31, 2022, December 31, 2021, and December 31, 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Daniel J. Busch President and Chief Executive Officer	2022	800,000	—	2,834,988	1,479,600	7,160	5,121,748
	2021	624,231	—	2,286,626	806,511	7,160	3,724,528
	2020	431,000	—	525,002	286,206	27,070	1,269,278
Christy L. David Executive Vice President, Chief Operating Officer, General Counsel & Secretary	2022	500,000	—	1,358,420	708,975	7,158	2,574,553
	2021	491,413	—	1,480,027	544,635	7,152	2,523,227
	2020	399,351	—	306,250	265,189	7,066	977,856

Michael D. Phillips Executive Vice President, Chief Financial Officer and Treasurer	2022	450,000	—	1,222,604	638,078	7,095	2,317,777
	2021	339,692	—	377,145	304,721	6,991	1,028,549
	2020	n/a	n/a	n/a	n/a	n/a	n/a

(1)Amounts reflect the full grant-date fair value of RSU Awards granted under the Incentive Award Plan in accordance with ASC Topic 718. With respect to the performance vesting portion of the RSU Awards, amounts reflect the value calculated on a Monte Carlo simulation model that assesses the probability of satisfying the market performance hurdles over the remainder of the performance period based on the Company’s historical common stock performance relative to the other companies within the FTSE Nareit Equity Shopping Centers Index as well as certain other assumptions. Since the performance-vesting portion of the RSU Awards are earned based solely on our relative TSR, they do not have performance conditions as defined under ASC 718, and so there are not maximum grant date fair values based on performance conditions that differ from the grant date fair values shown. Additional details on accounting for stock-based compensation can be found in Note [2]: “Summary of Significant Accounting Policies-Stock-Based Compensation” and Note [11]: “Stock-Based Compensation” of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022.
(2)For 2022, amounts represent the annual bonus awards earned by Messrs. Busch and Phillips and Ms. David in 2022 and paid in 2023 under our annual bonus program.
(3)The following table sets forth the amount of each other item of compensation paid to, or on behalf of, our NEOs during 2022 included in the “All Other Compensation” column. Amounts for each other item of compensation are valued based on the aggregate incremental cost to us, in each case without taking into account the value of any income tax deduction for which we may be eligible.

Name	Company Contributions to 401(k) Plan ($)	Life Insurance Premiums ($)	Other Payments ($)	Total ($)
Daniel J. Busch	6,000	1,160	—	7,160
Christy L. David	6,000	1,158	—	7,158
Michael D. Phillips	6,000	1,095	—	7,095

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Grants of Plan-Based Awards in 2022
The following table sets forth information regarding grants of plan-based awards made to our NEOs for the year ended December 31, 2022.

		Estimated Future Payout Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payout Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Stock or Share Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Date	Threshold($)	Target ($)	Max ($)	Threshold(#)	Target (#)	Max (#)
Daniel J. Busch	N/A	690,000	1,200,000	1,710,000	—	—	—	—	—
	2/23/2022	—	—	—	—	—	—	30,660	792,009
	2/23/2022	—	—	—	31,124	62,248	124,496	—	2,042,979
Christy L. David	N/A	330,625	575,000	819,375				—	—
	2/23/2022	—	—	—				14,691	379,498
	2/23/2022	—	—	—	14,914	29,827	59,654	—	978,922
Michael D. Phillips	N/A	297,563	517,500	737,438	—	—	—	—	—
	2/23/2022	—	—	—	—	—	—	13,222	341,551
	2/23/2022	—	—	—	13,423	26,845	53,690	—	881,053
(1)Amounts represent the potential value of cash bonus awards that could have been earned for 2022 under our bonus programs. Under our annual bonus programs for 2022, our NEOs were eligible to earn cash bonuses based on (1) each of their individual performances in support of our financial, operational, and cultural goals for 2022, as well as our achievement in 2022 of performance goals relating to (2) Core FFO per share, and (3) Same Property NOI growth. Please also see “Compensation Discussion and Analysis - Elements of Executive Compensation Program - Annual Cash Bonuses” for a detailed discussion of the 2022 bonus programs and the actual amounts paid to our NEOs thereunder.
(2)Amounts represent performance vesting RSU Awards granted under the Incentive Award Plan which vest (if at all)based on the Company's total stockholder return relative to the NAREIT Shopping Center Index. The performance vesting RSU Award is eligible to be earned from 25-100% of number of RSUs subject to the award and will be forfeited if threshold goals are not achieved.
(3)Represents the time-vesting RSU Awards granted under the Incentive Award Plan.
(4)Amounts reflect the full grant-date fair value of RSU Awards granted under the Incentive Award Plan in accordance with ASC Topic 718. Additional details on accounting for stock-based compensation can be found in Note [2]: “Summary of Significant Accounting Policies-Stock-Based Compensation” and Note [14]: “Stock-Based Compensation” of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Severance Plan
On July 9, 2018, our compensation committee adopted the Severance Plan and has designated each of Messrs. Busch and Phillips and Ms. David as participants in the Severance Plan.
The terms and conditions of the Severance Plan and the payments and benefits to which the NEOs may become entitled under such plans in the event of a qualifying termination of employment are more fully described below under “Potential Payments Upon Termination or Change in Control.”

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Outstanding Equity Awards at 2022 Year-End
The following table sets forth the RSU Awards held by each NEO as of December 31, 2022.

Name	Grant Date	Number of RSUs That Have Not Vested (#)	Market Value of RSUs That Have Not Vested ($)(1)	Number of Unearned RSUs That Have Not Vested (#)	Market Value of Unearned RSUs That Have Not Vested ($)
Daniel J. Busch	May 7, 2020(1)(4)	—	—	9,593	227,066
	February 18, 2021(2)	7,057	167,039	—	—
	February 18, 2021(1)(5)	—	—	26,278	622,000
	August 6, 2021(2)	2,862	67,744	—	—
	August 6, 2021(1)(5)	—	—	10,657	252,251
	February 23, 2022(3)	20,542	486,229	—	—
	February 23, 2022(6)	—	—	73,365	1,116,615

Christy L. David	May 7, 2020(4)	—	—	5,596	132,457
	February 18, 2021(2)	5,763	136,410	—	—
	February 18, 2021(5)	—	—	21,461	507,982
	February 23, 2022(3)	9,843	232,984	—	—
	February 23, 2022(6)	—	—	35,154	535,044

Michael D. Phillips	May 7, 2020(4)	—	—	3,358	79,484
	February 18, 2021(2)	1,323	31,315	—	—
	February 18, 2021(5)	—	—	4,930	116,693
	August 6, 2021(2)	894	21,161	—	—
	August 6, 2021(5)	—	—	3,329	78,797
	February 23, 2022(3)	8,859	209,693	—	—
	February 23, 2022(6)	—	—	31,640	481,561
(1)Amounts represent the number of outstanding RSUs multiplied by $23.67, which is equal to the per share closing price of our common stock on December 31, 2022.
(2)Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date, at 100% on the last business day of 2023. If the executive’s service is terminated by us other than for “cause” or by the executive for “good reason,” in either case, on the date of, or during the 24-month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), the RSU Award will vest in full upon such termination.
(3)Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date, at 100% on the last business day of 2024. If the executive’s service is terminated by us other than for “cause” or by the executive for “good reason,” in either case, on the date of, or during the 24-month period following, a change in control of the Company, or due to the executive’s death or “disability” (as defined in the RSU Award Agreement), the RSU Award will vest in full upon such termination.
(4)Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date, as to 50% of the RSUs on the basis of the 3-Year Company Core FFO Per Share and as to 50% of the RSUs on the basis of the 3-year Same Property NOI Growth against the NAREIT Shopping Center Index. The Core FFO and Same Property NOI Growth performance goals would have been achieved at $4.32 per share and 62.61%, respectively as of December 31, 2022. In accordance with SEC rules, amounts shown for the performance RSUs granted in 2020 are based on the above threshold level of achievement of the Core FFO and above target of achievement of the Same Property NOI Growth performance goals.
(5)Represents outstanding RSUs, which vest, subject to the executive’s continued service on the vesting date, as to 50% of the RSUs on the basis of the 3-Year Company Core FFO Per Share and as to 50% of the RSUs on the basis of the 3-year Same Property NOI Growth against the NAREIT Shopping Center Index. The Core FFO and Same Property NOI Growth performance goals would have been achieved at $4.60 per share and 50%, respectively as of December 31, 2022. In accordance with SEC rules, amounts shown for the performance RSUs granted in 2021 are based on the above target level of achievement of the Core FFO and target level of achievement of the Same Property NOI Growth performance goals.
(6)Represents outstanding RSUs, which vest, subject to the executives continued service on the vesting date, based on the Company’s total stockholder return relative to the NAREIT Shopping Center Index. The Company’s total stockholder return relative to the NAREIT Shopping Center Index as of December 31, 2022 would have been 58.93%. In accordance with SEC rules, amounts shown for the performance RSUs granted in 2022 are based on an above target level of achievement.

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Stock Vested
The following table provides information regarding RSU Awards held by Messrs. Busch and Phillips and Ms. David that vested during 2022:

Name	Number of Shares Acquired on Vesting	Values Realized on Vesting ($)(1)
Daniel J. Busch	33,622	824,833
Christy L. David	18,536	456,192
Michael D. Phillips	9,511	228,413
(1)Amounts represent the number of shares of our common stock acquired in connection with the vesting of RSUs multiplied by the per share closing price of our common stock on the applicable vesting date.
Potential Payments Upon Termination or Change in Control
Our NEOs are entitled to certain payments and benefits upon a qualifying termination of employment (whether or not such termination is in connection with a change in control) or upon a change in control. The following discussion describes the payments and benefits to which our NEOs, would have become entitled upon a qualifying termination or change in control, as applicable, occurring on December 31, 2022.
Executive Severance and Change In Control Plan
Each of our NEOs have been designated as participants in the Severance Plan. Under the Severance Plan, in the event a participant’s employment with the Company is terminated by the Company without “cause” (other than by reason of death or disability) or by the participant for “good reason” (each, as defined in the Severance Plan), the participant will be entitled to receive the following:
•A severance payment in an amount equal to a multiple of the participant’s annual base salary and target cash bonus, payable in equal installments over a period of 12 months commencing within 60 days following the participant’s termination date (except as described below); and
•payment or reimbursement by the Company of premiums for healthcare continuation coverage under COBRA for the participant and his or her dependents for up to 18 months after the termination date.
The cash severance multiple for each executive for both non-change of control and change of control termination scenarios is as follows: Mr. Busch – 2x (non-change of control) and 3x (change of control); Ms. David and Mr. Phillips – 1.5x (non-change of control) and 2.5x (change of control). The change of control severance multiple will apply in the event of a qualifying termination of employment that occurs on the date of, or during the 24-month period following, a “change of control” (as defined in the Severance Plan). Cash severance payable in the event of a qualifying change of control termination will be made in a single lump sum payment within 60 days following the participant’s termination date (rather than installments over 12 months). A participant’s right to receive the severance or other benefits described above will be subject to the participant signing, delivering and not revoking a general release agreement in a form generally used by the Company.
The Severance Plan also provides that in the event of a change of control, a participant will be eligible to receive a pro-rated portion of the participant’s target annual bonus for the year in which such event occurs. The Severance Plan further provides that, to the extent that any payment or benefit received by a participant in connection with a change of control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, as amended, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the participant than receiving the full amount of such payments.
Each letter agreement entered into with the executives contains a confidentiality covenant by the executive that extends indefinitely, a noncompetition covenant that extends during the executive’s employment and for a period of one year following a termination of the executive’s employment, and an employee and independent contractor non-solicitation covenant that extends during the executive’s employment and for a period of three years following a termination of the executive’s employment. Each letter agreement also includes a mutual non-disparagement covenant by the executive and the Company.
The Company may amend or terminate the Severance Plan at any time and for any reason, provided that a participant’s right to receive payments and benefits under the Severance Plan may not, without the participant’s written consent, be

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adversely affected by an amendment or termination of the Severance Plan made within 12 months prior to the participant’s termination of employment or within 12 months before and after a change of control. The Company is required to provide notice to participants within 15 days of any amendment or termination of the Severance Plan.
RSU Awards
The RSU Award Agreements provide for accelerated vesting of the awards in the event of certain terminations of service.
Time-Based RSUs
If an NEO’s service is terminated by us other than for “cause” or by the NEO for “good reason,” in either case, on the date of, or during the 24 month period following, a change in control of the Company, or due to the NEO’s death or “disability” (as defined in the RSU Award Agreements), the time-vesting RSU Awards held by the NEO will vest in full upon such termination.
Performance-Based RSUs
If an NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability prior to completion of the applicable performance period, the portion of the RSU Award that is subject to performance vesting will remain outstanding and eligible to vest in accordance with the performance vesting schedules described in the applicable RSU Award Agreement with the number of performance vesting RSUs that vest upon the completion of such performance period determined on a pro rata basis, based on the number of days that the NEO was employed during such performance period. If a NEO is terminated by the Company other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability, following the completion of the applicable performance period but prior to the date on which vested RSUs are paid, the RSUs will vest based on actual performance in accordance with the performance vesting schedules described in the applicable RSU Award Agreement. In either case, any performance vesting RSUs that do not become vested will be cancelled and forfeited by the NEO.
In addition, in the event of a change in control of the Company prior to the completion of the applicable performance period, the Core FFO RSUs will vest based on actual performance as of the date of the change in control (using pro-rated threshold, target and maximum level goals reflecting the portion of the performance period which was completed prior to the change in control), and the Same Property NOI Growth RSUs will vest based on actual performance as of the last day of the Company’s most recently completed fiscal quarter preceding the date of the change in control, in each case, subject to the NEO’s continued service until immediately prior to the change in control. Any RSUs that have not vested as of the date on which the change in control occurs will be cancelled and forfeited by the NEO.

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Summary of Potential Payments
The following table summarizes the payments that would be made to our NEOs, upon the occurrence of certain qualifying terminations of employment or a change in control or a sale of our business (a “sale”), assuming such NEO’s termination of employment with the Company occurred on December 31, 2022 and, where relevant, that a change in control or a sale occurred on December 31, 2022. Amounts shown in the table below do not include (1) accrued but unpaid salary or bonuses and (2) other benefits earned or accrued by the NEOs during their employment that are available to all salaried employees, such as accrued vacation.

Name	Benefit	Change of Control (No Termination) ($) (1)	Termination Upon Death or Disability (No Change in Control) ($) (2)	Termination Without Cause or For Good Reason (No Change in Control or Sale) ($)	Termination Without Cause or For Good Reason (Change in Control or Sale)($) (3)
Daniel J. Busch	Cash Severance (4)	—	—	4,000,000	6,000,000
	Accelerated Vesting of RSU Awards (5)	2,837,879	3,558,891	2,837,879	3,558,891
	Company-Paid COBRA Premiums (6)	—	—	44,255	44,255
	Total	2,837,879	3,558,891	6,882,134	9,603,146

Christy L. David	Cash Severance (4)	—	—	1,612,500	2,687,500
	Accelerated Vesting of RSU Awards (5)	1,472,537	1,841,932	1,472,537	1,841,932
	Company-Paid COBRA Premiums (6)	—	—	44,255	44,255
	Total	1,472,537	1,841,932	3,129,292	4,573,687

Michael D. Phillips	Cash Severance (4)	—	—	1,451,250	2,418,750
	Accelerated Vesting of RSU Awards (5)	1,023,882	1,286,051	1,023,882	1,286,051
	Company-Paid COBRA Premiums (6)	—	—	44,255	44,255
	Total	1,023,882	1,286,051	2,519,387	3,749,056

(1)Includes amounts to which the NEOs would be entitled by reason of accelerated vesting of performance vesting RSU Awards upon a change in control of the Company.
(2)Includes amounts to which the NEOs would be entitled by reason of continued vesting of a pro-rata portion of the performance vesting RSUs following a termination by reason of death or disability.
(3)Represents amounts to which NEOs would be entitled upon a qualifying termination of employment occurring on the date of, or during the 24-month period following, a change in control or sale, as applicable.
(4)Represents a multiple of the sum of the NEO’s annual base salary and target bonus for the year in which the qualifying termination occurs. The multiple varies by NEO, and whether the executive’s qualifying termination occurs on the date of, or during the 24-month period following, a change in control. For additional details, see “Executive Severance and Change in Control Plan” above.
(5)Represents the aggregate value of the NEO’s unvested RSUs which would vest in connection with the executive’s termination of employment, calculated, (i) with respect to time-based vesting RSUs by multiplying the applicable number of RSUs subject to each RSU Award by $23.67, which is equal to the per share closing price of our common stock as of December 31, 2022, and (ii) with respect to performance vesting RSUs (a) based on actual achievement of performance criteria as of December 31, 2022 with respect to the occurrence of a change in control of the Company and (b) assuming that performance goals are achieved at maximum in the case of termination other than for “cause”, by the NEO for “good reason”, or due to the NEO’s death or disability not in connection with a change in control of the Company.
(6)Represents reimbursement of COBRA premiums. The amounts associated with COBRA premiums were calculated using 2022 enrollment rates, multiplied by the maximum 18-month period during which the executive may be entitled to reimbursement of COBRA premiums.

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CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of our median employee to the annual total compensation of Daniel J. Busch, our Chief Executive Officer (our “CEO”). We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements of Item 402(u) of Regulation S-K.
For 2022, our last completed annual period:
•the annual total compensation of the employee who represents our median compensated employee (other than our CEO) was $127,107; and
•the annual total compensation of our CEO was $5,121,748
Based on this information, for 2022, the annual total compensation of our CEO was approximately 40 times the median of the annual total compensation of all of our employees (other than the CEO).
Determining the Median Employee
Employee Population
The Company used our employee population data as of December 31, 2022 as the reference date for identifying our median employee. As of such date, our employee population consisted of approximately 106 individuals.
Methodology for Determining Our Median Employee
To identify the median employee from our employee population, we used 2022 annual base salary, bonus earned in 2022 and any long-term incentive stock awards granted in 2022. In identifying the median employee, we annualized the compensation of all permanent employees who were new-hires and/or on leave of absence in 2022.
Compensation Measure and Annual Total Compensation of Median Employee
With respect to the annual total compensation of the employee who represents our median compensated employee, we calculated such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
Annual Total Compensation of CEO
With respect to the annual total compensation of our CEO, we used the amount reported in the "Total" column of our 2022 Summary Compensation Table included in this Proxy Statement.

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Pay Versus Performance Disclosure
Pay Versus Performance Table
The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2022, 2021 and 2020, and our financial performance for each such fiscal year:

							Value of Initial Fixed $100 Investment Based on (c):
	Summary Compensation Table Total		Compensation Actually Paid to (a) (b):		Avg. Summary Compensation Table Total for Non-PEO NEOs ($)	Avg. Compensation Actually Paid to Non-PEO NEOs ($) (a) (b)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)		Core FFO per Diluted Share ($) (e)
Year	PEO 1 ($)	PEO 2 ($)	PEO 1 ($)	PEO 2 ($)					Net Income / (Loss)
2022	5,121,748	N/A	4,741,770	N/A	2,446,165	2,291,361	89.75	87.46	52,233,000	1.57
2021	3,724,528	2,937,129	3,627,458	1,767,130	1,775,888	1,732,743	116.32 (d)	107.87 (d)	(5,360,000)	1.40
2020	3,511,634	N/A	3,002,128	N/A	899,768	503,133	(d)	(d)	(10,174,000)	1.35
(a)Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO 1	PEO 2	Non-PEO NEOs
2022	Daniel J. Busch		Christy L. David Michael D Phillips
2021	Daniel J. Busch	Thomas P. McGuinness	Christy L. David Michael D Phillips
2020	Thomas P. McGuinness		Daniel J. Busch Christy L. David Ivy Z. Greaner

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Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2020		2021			2022
Adjustments	PEO 1 ($)	Average Non-PEO NEOs ($)	PEO 1 ($)	PEO 2 ($)	Average Non-PEO NEOs ($)	PEO 1 ($)	Average Non-PEO NEOs ($)
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table for Applicable FY	$(1,968,752)	$(277,084)	$(2,286,626)	$(1,498,899)	$(928,586)	$(2,834,988)	$(1,290,512)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	1,597,500	224,833	1,285,985	797,981	517,376	2,381,058	1,083,886
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	371,252	52,251	834,260	593,661	343,839	234,535	106,755
(Deduction)/ Increase for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(562,503)	(79,168)	34,703	155,406	9,176	110,279	46,833
Deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	—	—	(9,283)	(34,809)	(3,921)	(106,054)	(41,839)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	(327,917)	N/A	(1,246,237)	N/A	(232,998)	(88,298)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	52,997	10,450	43,891	62,898	18,971	68,190	28,371
Total Adjustments	$(509,506)	$(396,635)	$(97,070)	$(1,169,999)	$(43,145)	$(379,978)	$(154,804)
I
(b)Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely service-vesting RSU awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); (ii) for performance-based RSU awards (excluding any market-based awards), the same valuation methodology as RSU awards above except that the year-end values are multiplied by the probability of achievement of the applicable performance objective as of the applicable date; and (iii) for market-based awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s), which utilizes multiple input variables, including expected volatility of our stock price and other assumptions appropriate for determining fair value, to estimate the probability of satisfying the performance objective established for the award, including the expected volatility of our stock price relative to the applicable comparative index and a risk-free interest rate of derived from linear interpolation of the term structure of Treasury Constant Maturities yield rates for the applicable period. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and prior fiscal years.
(c)For the relevant fiscal years, represents the cumulative TSR of the NAREIT Shopping Center Index (“NAREIT SCI”) with an initial investment of $100 on October 12, 2021, the first day on which our common stock began trading on the NYSE.
(d)For the relevant fiscal years, represents the Company’s cumulative TSR with an initial investment of $100 on

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October 12, 2021, the first day on which our common stock began trading on the NYSE.

(e)The Company has identified Core FFO per diluted share as the most important additional financial metric used to link pay and performance. Our annual bonus program pays out based on our Core FFO per diluted share achieved for the year. Core FFO per diluted share is a non-GAAP financial measure of a real estate company’s operating performance. We consider Core FFO per diluted share a meaningful measure of operating performance primarily because it avoids the assumption that the value of real estate assets diminishes predictably over time and is a primary way of evaluating our operating performance as compared to other real estate investment trusts. A reconciliation of Core FFO per diluted share to net income is included as Appendix A.

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Relationship Between Compensation Actually Paid and Financial Performance

The graphs below compare the Compensation Actually Paid to our PEO(s) and the average of the Compensation Actually Paid to our remaining NEOs, with (i) our cumulative TSR and (ii) the total shareholder return for the NAREIT SCI, in each case, for the fiscal years ended December 31, 2022, 2021 and 2020. TSR amounts reported in the graphs assume an initial fixed investment of $100 on October 12, 2021, the first day on which our common stock began trading on the NYSE, and that all dividends, if any, were reinvested.

PEO 1 Compensation Actually Paid vs TSR
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$140
$120
$100
$80
$60
$40
$20
$-
2020
2021
2022
Compensation Actually Paid to PEO 1 ($)
Total Shareholder Return ($)
Peer Group Total Shareholder Return ($)

PEO 2 Compensation Actually Paid vs TSR
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$140
$120
$100
$80
$60
$40
$20
$-
2020
2021
2022
Compensation Actually Paid to PEO 2 ($)
Total Shareholder Return ($)
Peer Group Total Shareholder Return ($)

Average NEO Compensation Actually Paid vs TSR
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$140
$120
$100
$80
$60
$40
$20
$-
2020
2021
2022
Avg. Compensation Actually Paid to Non-PEO NEOs (a)
Total Shareholder Return ($)
Peer Group Total Shareholder Return ($)

The graphs below compare the Compensation Actually Paid to our PEO(s) and the average Compensation Actually Paid to our remaining NEOs, as compared to reported GAAP Net Income and Core FFO per Diluted Share, in each case, for the fiscal years ended December 31, 2022, 2022 and 2020.

PEO 1 Compensation Actually Paid vs Net Income
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
$(10,000,000)
$(20,000,000)
2020
2021
2022
Compensation Actually Paid to PEO 1 ($)
Net Income / (Loss)

PEO 2 Compensation Actually Paid vs Net Income
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
$(10,000,000)
$(20,000,000)
2020
2021
2022
Compensation Actually Paid to PEO 2 ($)
Net Income / (Loss)

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Average NEO Compensation Actually Paid vs Net Income
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
$(10,000,000)
$(20,000,000)
2020
2021
2022
Avg. Compensation Actually Paid to Non-PEO NEOs (a)
Net Income / (Loss)

PEO 1 Compensation Actually Paid vs
Core FFO per Diluted Share
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
2020
2021
2022
Compensation Actually Paid to PEO 1 ($)
Core FFO per Diluted Share

PEO 2 Compensation Actually Paid vs
Core FFO per Diluted Share
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
2020
2021
2022
Compensation Actually Paid to PEO 2 ($)
Core FFO per Diluted Share

Average NEO Compensation Actually Paid vs
Core FFO per Diluted Share
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
2020
2021
2022
Avg. Compensation Actually Paid to Non-PEO NEOs (a)
Core FFO per Diluted Share

One of our primary compensation objectives is to align the financial interest of our PEO and non-PEO NEOs with our shareholders. With respect to PEO and non-PEO NEO Compensation, we believe the graphs above do not show a strong correlation between Compensation Actually Paid and TSR primarily because 2022 was the first year that our performance-based awards had a TSR component.

Pay Versus Performance Tabular List

Following is a list of the most important financial and non-financial measures used to link executive compensation and company performance.
a.Core FFO per Diluted Share;
b.Same Property NOI;
c.Total stockholder return relative to NAREIT shopping center index; and
d.Individual performance including consideration of the advancement of our ESG objectives.

For additional details regarding our most important financial performance measures, please see the executive compensation section starting on page 27 for more information on these measures and how they are taken into account in determining compensation for each of our NEOs.

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Compensation Risk Assessment
We believe that our compensation policies and practices appropriately balance near-term performance improvement with sustainable long-term value creation, and that they do not encourage unnecessary or excessive risk taking. In 2022, our management conducted an extensive review of the design and operation of our compensation program and presented their findings to the compensation committee. The review included an assessment of the level of risk associated with the various elements of compensation. Based on this review and assessment, we believe that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

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Compensation Committee Report (1)

The compensation committee of the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) has reviewed and discussed with management the Compensation Discussion and Analysis contained in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders (the “Proxy Statement”) and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.
Compensation Committee of the Board of Directors
Julian E. Whitehurst (Chairperson)
Paula J. Saban
Scott A. Nelson
Amanda Black
_________________________________________________________________________________________________
(1)This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent that we specifically incorporate this information by reference.

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Stock Ownership
Stock Owned by Certain Beneficial Owners and Management
The following table provides information with respect to the beneficial ownership of our common stock as of March 3, 2023, by (i) each person who we believe is a beneficial owner of more than 5% of our outstanding common stock, (ii) each of our directors, nominees and NEOs, and (iii) all directors, nominees and executive officers as a group.
Unless otherwise indicated, the address of each named person is c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. Except as otherwise noted in the footnotes below, each person or entity identified below has sole voting and investment power with respect to such securities, and no shares beneficially owned by any director, nominee or executive officer have been pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	% of Shares Outstanding (5)
Directors and NEOs:
Daniel J. Busch, President & Chief Executive Officer, Director	44,754	*
Christy L. David, Executive Vice President, Chief Operating Officer, General Counsel & Secretary	37,526	*
Michael D. Phillips, Executive Vice President, Chief Financial Officer & Treasurer	14,027	*
Paula Saban, Director, Chairperson of the Board (2)	21,612	*
Stuart Aitken, Director (3)	15,348	*
Amanda Black, Director (3)	13,381	*
Thomas F. Glavin, Director (4)	25,560	*
Scott Nelson, Director (3)	19,013	*
Smita N. Shah, Director(4)	2,557	*
Michael Stein, Director (3)	18,554	*
Julian E. Whitehurst, Director (3)	21,015	*
All Executive Officers and Directors as a Group (eleven persons)	233,347	*
* Indicates less than 1%
(1)For Messrs. Busch and Phillips and Ms. David, the amount does not include shares underlying unvested RSUs. All fractional ownership amounts have been rounded to the nearest whole number.
(2)Ms. Saban and her spouse share voting and dispositive power over 17,655 shares. Amount includes an additional 3,957 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.
(3)Amount includes an additional 3,957 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.
(4)Amount includes an additional 2,557 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.
(5)Mr. Glavin and his spouse share voting and dispositive power over an additional 2,535 shares. Amount includes an additional 3,957 RSUs, each of which represents a contingent right to receive one share of the Company’s common stock. The RSUs will vest on the date of the Annual Meeting (subject to accelerated vesting in certain circumstances) and will be settled in shares of the Company’s common stock within 60 days after the Annual Meeting.
(6)Based on 67,472,553 shares of our common stock outstanding as of March 1, 2023.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires each director, executive officer and individual beneficially owning more than 10% of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all forms they file. Based solely on a review of the copies of these forms furnished to us during, and with respect to, the year ended December 31, 2022, or written representations that no additional forms were required, we believe that all of our executive officers and directors and

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persons that beneficially owned more than 10% of the outstanding shares of our common stock complied with these filing requirements during the year ended December 31, 2022, except for one Form 4 representing one transaction for David Bryson, which was due to a delay in receiving EDGAR codes following his appointment.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Related Person Transaction Policy and Procedures
Our Board has adopted a written policy regarding the review, approval and ratification of transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that the General Counsel (or his or her designee) shall present to the audit committee any proposed “related person transaction” (defined as any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K)) had, has or will have a direct or indirect interest), including all relevant facts and circumstances relating thereto. The audit committee shall review the relevant facts and circumstances of each related person transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction is inconsistent with the interest of the Company and its stockholders, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of the Company’s Code of Ethics and Business Conduct, and either approve or disapprove the related person transaction.
If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the audit committee subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction. Any related person transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with Section 2-419 of the MGCL (if applicable), or any successor provision thereto, our Charter and Bylaws and the guidelines set forth in our related person policy.

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Audit Committee Report (1)
The audit committee of the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) assists the Board in its oversight of the integrity of the Company’s financial statements. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.
In addition to fulfilling its oversight responsibilities as set forth in its charter and further described in the section of the Company’s proxy statement for the 2023 Annual Meeting of Stockholders titled “Audit Committee,” the audit committee has performed the following:
•Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, reviewed and discussed with management and KPMG LLP (“KPMG”) the Company’s audited consolidated financial statements.
•Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
•Evaluated KPMG’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the audit committee concerning independence and discussions with KPMG regarding its independence.
Based on the reviews and discussions with management and KPMG cited above, including the review of KPMG’s disclosures and letter to the audit committee and review of the representations of management and the reports of KPMG, the audit committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC.
Submitted by the members of the audit committee of the Board.
Audit Committee of the Board of Directors
Thomas F. Glavin (Chairperson)
Amanda E. Black
Stuart Aitken
Michael A. Stein
Smita N. Shah
_________________________________________________________________________________________________
(1)This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent that we specifically incorporate this information by reference.

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Proposal No. 2 Ratify Appointment of KPMG LLP
The audit committee has selected KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the year ending December 31, 2023. Oversight includes regular executive sessions with KPMG, discussion with KPMG about the scope of the audit, a comprehensive annual evaluation when determining whether to reengage KPMG and direct involvement by the audit committee and its chair in the selection of the engagement partner in connection with the mandated PCAOB partner rotation rules. We are asking our stockholders to ratify the selection.
KPMG also served as our independent registered public accounting firm for year ended December 31, 2022. Representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.
Stockholder ratification of the selection of KPMG as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the stockholder vote regarding KPMG’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
Vote Required
The ratification of Proposal No. 2 requires the affirmative vote of at least a majority of the votes cast on this proposal at the Annual Meeting.
Recommendation
The Board unanimously recommends that you vote “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2023.
Fees to Independent Registered Public Accounting Firm
The following table presents fees for professional services rendered by our independent registered public accounting firm, KPMG, for the audit of our annual consolidated financial statements for the years ended December 31, 2022 and 2021, together with fees for audit-related services and tax services rendered by KPMG for the years ended December 31, 2022 and 2021, respectively.

Name	Year ended December 31,
	2022	2021
Audit fees (1)(2)	$1,183,000	$893,000
Tax fees (3)(4)	101,060	119,566
Total	$1,284,060	$1,012,566
(1)Current year amounts include actual and estimated fees.
(2)Audit fees consists of fees for professional services for the audit of our consolidated financial statements included in our annual report on Form 10-K and review of our condensed financial information included in our quarterly filings on Form 10-Q, including all services required to comply with the standards of the Public Company Accounting Oversight Board (United States), and fees associated with performing the integrated audit of internal controls over financial reporting (Sarbanes-Oxley Section 404 work), as well as fees for services associated with comfort letters, reviews of documents filed with the SEC, consents on SEC registration statements, and fees related to the audit of the IAGM joint venture.
(3)The Audit Committee discussed these services with KPMG LLP and determined that these services would not impair KPMG LLP’s independence.
(4)Tax fees are comprised of tax compliance and consulting fees.

Approval of Services and Fees
Our audit committee, or the chairperson of our audit committee, must pre-approve any audit and non-audit service provided to us by the independent auditor, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the audit committee or if such service falls within available exceptions under SEC rules. If

55

approved by the chairperson of the audit committee, such approval will be presented to the audit committee at its next meeting. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to approve audit and permitted non-audit services, provided that the decision of the subcommittee to approve any service shall be presented to the full audit committee at its next scheduled meeting.
The audit committee has reviewed and approved all of the fees charged by KPMG for the years ended December 31, 2022 and 2021, and actively monitors the relationship between audit and non-audit services provided by KPMG. The audit committee concluded that all services rendered by KPMG during the years ended December 31, 2022 and 2021, respectively, were consistent with maintaining KPMG’s independence. As a matter of policy, we will not engage our primary independent registered public accounting firm for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services and other permissible non-audit services that are specifically approved as described above.

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Proposal No. 3 Advisory Vote On Named Executive Officer Compensation ("Say On Pay")
Background
In accordance with Section 14A of the Exchange Act, which was added under the Dodd Frank Wall Street Reform and Consumer Act, we are asking our stockholders to vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of our NEOs as described in the “Compensation Discussion and Analysis” and related compensation tables in this proxy statement.
As described more fully in the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement, the compensation program for our NEOs is designed to align executive compensation with the Company’s performance and with stockholder interests, and to attract, motivate and retain talented and experienced executive officers through competitive compensation arrangements relative to our peer group. The program seeks to align a significant portion of executive compensation with our performance on a short-term and long-term basis through a combination of annual base salaries, annual incentives through cash bonuses and long-term incentives through equity-based compensation. The annual incentive payout for each NEO is based on our financial and operational performance and achievement of the executive’s individual performance goals, and each NEO’s annual cash bonus opportunity provides for threshold, target and maximum bonus amounts, expressed as a percentage of the NEO’s base salary. In addition, long-term incentive awards, including new grants of RSU awards, are intended to encourage actions to maximize stockholder value. We urge our stockholders to review the CD&A section of this proxy statement and related executive compensation tables for more information.
The Board believes that the information provided above and within the CD&A section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation. The Board unanimously recommends that you vote, on a non-binding, advisory basis, “FOR” the resolution set forth below approving the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules:
RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion of this proxy statement.
As an advisory vote, this proposal is not binding upon the Company. However, our Board and compensation committee value the opinions expressed by our stockholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs.
Vote Required
The approval of Proposal No. 3 requires the affirmative vote of at least a majority of the votes cast on this proposal at the Annual Meeting.
Recommendation
The Board unanimously recommends that stockholders vote FOR the approval of Proposal No. 3.
As discussed in Proposal No. 4 below, our Board is recommending that our stockholders vote for 1 year as the frequency of our future say-on-pay votes. Unless our Board modifies its determination on the frequency of future “say-on-pay” advisory votes, the next say-on-pay vote will be held at the annual meeting of stockholders in 2024.

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Proposal No. 4 ADVISORY VOTE ON FREQUENCY OF FUTURE SAY-ON-PAY VOTES
Pursuant to Section 14A of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are asking our stockholders to vote on a non-binding basis on whether future advisory votes on the compensation of our named executive officers should occur every year, every two years or every three years. We are providing our stockholders the option of selecting a frequency of one, two or three years, or abstaining.
Summary
The Board has determined that an annual advisory say-on-pay vote will allow the Company’s stockholders to provide timely, direct input on the Company’s executive compensation philosophy, policies, and practices as disclosed in the proxy statement each year. The Board believes that an annual vote is therefore consistent with the Company’s efforts to engage in an ongoing dialogue with stockholders on executive compensation and corporate governance matters.
The Company recognizes that stockholders may have different views as to the best approach for the Company, and therefore the Company looks forward to hearing from stockholders as to their preference on the frequency of holding future say-on-pay votes. This vote is advisory, which means that the vote is not binding on the Company, the Board, or the Compensation Committee. The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on say-on-pay.
Vote Required
Stockholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation, but rather to indicate their choice among these frequency options. In order for any of the three alternative frequencies to be approved, it must receive the affirmative vote of at least a majority of the votes cast on this proposal. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by the stockholders. As an advisory vote, this proposal is not binding upon the Company. However, our Board values the opinions expressed by our stockholders in their vote proposal, and will carefully consider the outcome of the vote.
Recommendation
Based on the factors discussed above, the Board unanimously recommends a vote for the option of ONE YEAR as the preferred frequency of future advisory votes on the compensation of the Company's NEO's.

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Proposal No. 5 APPROVAL OF INVENTRUST PROPERTIES CORP. 2023 EMPLOYEE STOCK PURCHASE PLAN
We are asking our stockholders to approve the adoption of the InvenTrust Properties Corp. 2023 Employee Stock Purchase Plan (the “ESPP”). The ESPP was adopted by our Board on February 22, 2023, subject to approval by our stockholders. The ESPP will become effective upon its approval by our stockholders.
The purpose of the ESPP is to enable eligible employees of the Company and certain of its subsidiaries to use payroll deductions to purchase shares of our common stock and thereby acquire an ownership interest in the Company. The ESPP is not intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Internal Revenue Code. If the ESPP is approved by our stockholders, the first offering period under the ESPP will begin on July 1, 2023, or such later date as may be determined by the administrator of the plan.
The full text of the ESPP is set forth in Appendix B.The following description of certain features of the ESPP is qualified in its entirety by reference to the full text of the ESPP attached hereto.
Summary of the ESPP
Administration. The ESPP will be administered by the Compensation Committee, which, unless otherwise determined by the Board, will consist solely of two (or such greater number as is required by the Company's governing documents) members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “independent director” under the applicable exchange rules. The plan administrator has broad authority to construe the ESPP and to make determinations with respect to the terms and conditions of each offering period under the ESPP, awards, designated subsidiaries and other matters pertaining to plan administration. The Compensation Committee may delegate administrative tasks under the plan to agents and/or employees of the Company to assist in the administration of the ESPP.
Common Stock Reserved for Issuance. The maximum number of shares of common stock available for issuance under the ESPP is equal to 3,300,000 shares, subject to adjustment, as described below. The common stock made available for sale under the ESPP will be authorized but unissued shares reserved for issuance under the ESPP.
Eligibility. Employees of InvenTrust and our participating subsidiaries who have completed at least six months of service with us or with such participating subsidiary are eligible to participate in the ESPP. Under the ESPP, participating subsidiaries include all of our US subsidiaries and those non-US subsidiaries that have been designated as such by our Board or the Compensation Committee. The plan administrator has discretion to terminate the designation of a subsidiary as a participating subsidiary in the ESPP from time to time.
As of February 22, 2023, approximately 106 employees would be eligible to participate in the ESPP, including all of our executive officers and the Company had not designated any non-US subsidiaries as participating subsidiaries in the ESPP.
General Terms of Participation.
Offering and Purchase Periods. The ESPP offers eligible employees the option to purchase shares of our common stock at a discount to fair market value during certain offering periods designated by the plan administrator. The initial offering period will commence on July 1, 2023 (or such later date as may be determined by the plan administrator) and end on June 30, 2025, and the subsequent offering periods will be successive twenty-four (24)-month periods commencing on each January 1 and each July 1 to occur during the term of the ESPP following the commencement of the initial offering period. Each offering period will consist of four six-month purchase periods. Unless otherwise determined by the administrator, the six-month purchase periods will (i) commence on January 1 and end on June 30 and (ii) commence on July 1 and end on December 31. Eligible employees may not participate in more than one offering period at a time, and no eligible employee participating in an offering period may participate in any subsequent offering period that commences prior to the completion of the former offering period.
Method of Participation. Participants in the ESPP may generally elect to contribute and apply to the purchase of shares between 1% and 15% of the participant’s eligible compensation per payroll period within an offering period, provided that employees may not contribute more than $25,000 per calendar year. Options granted under the ESPP are exercisable on specified exercise dates only through funds accumulated by an employee through payroll deductions made during the applicable offering period (or, for employees on certain approved leaves of absence, by making cash payments to the

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Company), and any such funds that are not used to purchase shares will be carried forward to the next purchase period unless the participant has elected to withdraw from the plan or has ceased to be eligible to participate in the plan. In addition, no individual participant may purchase more than 3,000 shares of common stock during any offering period or more than 750 shares of common stock during any purchase period. Participation in the ESPP is voluntary.
For purposes of the ESPP, eligible compensation includes the gross cash compensation received by such participant as compensation for services to the Company or any participating subsidiary including prior week adjustments, overtime, commissions periodic bonuses, vacation pay and holiday pay but excluding jury duty pay, funeral leave pay, military leave pay, one-time bonuses (e.g., retention or sign on bonuses), education or tuition reimbursements, travel expenses, business and moving reimbursements, income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards, fringe benefits, other special payments and all contributions made by the Company or any participating subsidiary or affiliate for the participant’s benefit under any employee benefit plan now or hereafter established.
In order to participate in the ESPP, an eligible employee must complete and submit to the administrator of the ESPP a payroll deduction and participant authorization form in accordance with procedures and prior to the deadlines prescribed by the administrator of the ESPP. A participant’s payroll deduction authorization will remain in effect for subsequent offering periods unless the participant becomes ineligible to participate in the ESPP or delivers a different election to the Company within the time specified by the administrator. Following at least one payroll deduction, a participant may reduce the amount of his or her payroll deduction authorization by delivering written notice of such election to the Company; provided that a participant may not decrease the amount of his or her payroll deduction authorization more than once per purchase period. Participants may not increase the amount of his or her payroll deduction during an offering period.
A participant may cancel his or her payroll deduction authorization and elect to withdraw from the ESPP by delivering written notice of such election to the Company. Upon cancellation, the participant may elect either to withdraw all of the funds then credited to his or her ESPP account and withdraw from the ESPP or have the balance of his or her account applied to the purchase of whole shares of common stock that can be purchased for the offering period in which his or her cancellation is effective (with any remaining ESPP account balance returned to the participant). A participant who ceases contributions to the ESPP during any offering period shall not be permitted resume contributions to the ESPP during the same offering period.
Share Purchases. Under the ESPP, shares of our common stock are purchased on each exercise date occurring during an offering period, subject to the limitations set forth in the ESPP. The exercise dates for each offering period will be the last trading day of each of the four purchase periods occurring such the offering period. Unless a participant has previously canceled his or her participation in the ESPP and elected to withdraw all of the funds then credited to his or her ESPP account or the participant’s employment terminates prior to the exercise date, an amount equal to the amount credited to his or her ESPP account will be used to purchase the maximum number of whole shares of our common stock that can be purchased based on the amount credited to such participant’s account on the exercise date, subject to individual and aggregate share limitations under the applicable offering and purchase periods established by the plan administrator, at the purchase price in effect for that exercise date. No fractional shares will be issued.
Purchase Price. The exercise price per share of our common stock applicable to purchases during each offering period under the ESPP will be eighty-five percent (85%) (or such greater percentage as the Compensation Committee may designate) of the lower of (i) the fair market value per share of our common stock on the grant date or (ii) the fair market value per share of our common stock on the exercise date. On March 7, 2023, the last practicable date prior to the filing of this Proxy Statement, the closing price of our common stock on the New York Stock Exchange was $23.23 per share.
Termination of Eligibility. If a participant ceases to be an eligible employee for any reason during an offering period, he or she will be deemed to have elected to withdraw from the ESPP and any option to purchase shares then held by the participant will be canceled and any amounts credited to the participants ESPP account will be returned to the participant (or his or her designated beneficiary or legal representative), without interest, as soon as practicable thereafter, and the participant will have no further rights under the ESPP.
Stockholder Rights. No participant will have any rights as a stockholder with respect to the shares of common stock covered by his or her option to purchase shares until the shares are actually purchased on the participant’s behalf.
Transferability. Options granted to participants under the ESPP are not assignable or transferable other than by will or the laws of descent and distribution and may be exercised only by the participant during his or her lifetime. In addition, no shares issued upon exercise of an option granted under the plan may be assigned, transferred, pledged or otherwise

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disposed of in any way by the participant until the six (6) month anniversary of the exercise date upon which such shares were purchased; provided that in the event that a participant ceases to be eligible to participate in the plan for any reason, this restriction shall no longer apply to any such shares then held by such participant.
Amendment and Termination of the ESPP. Our Board has the right to amend, suspend or terminate the ESPP at any time and from time to time to the extent that it deems advisable. However, without the approval of the Company’s stockholders within 12 months before or after action by the Board, the Board may not amend the ESPP to increase the maximum number of shares that may be purchased under the ESPP or in any other manner that requires the approval of the Company’s stockholders under applicable law or applicable stock exchange rules or regulations. The plan administrator may also modify or amend the ESPP to reduce or eliminate any unfavorable financial accounting consequences that may result from the ongoing operation of the ESPP.
Effective Date and Term. If the ESPP is approved by stockholders at the Annual Meeting, the ESPP will become effective on July 1, 2023. Unless earlier terminated, the ESPP will terminate upon the expiration of the purchase period during which the tenth anniversary of the date of the ESPP’s initial approval by stockholders occurs (the “expiration date”). The purchase period during which the expiration date occurs will continue in effect until such purchase period expires, but no new offering periods or purchase periods will commence on or following the expiration date.
Corporate Transactions. In the event of a proposed liquidation or dissolution of the Company, the offering period then in progress will be shortened by setting a new exercise date to occur prior to the consummation of the proposed liquidation or dissolution and will terminate immediately prior to such consummation (and the transfer restriction on ESPP shares described above will lapse). In the event of a proposed merger or sale of all or substantially all of the Company’s assets, each outstanding option will be assumed or substituted for a right granted by the acquiror or successor corporation or by a parent or subsidiary of such entity. In the event that such option is not assumed or substituted, any offering periods then in progress will be shortened by setting a new exercise date to occur prior to the date of the proposed sale or merger, and the transfer restriction on ESPP shares described above will lapse.
Adjustments. In the event of any stock dividend, stock split, combination or reclassification of shares or any other increase or decrease in the number of shares of common stock effected without receipt of consideration, the plan administrator will equitably adjust the number of shares authorized for issuance and the number and purchase price of shares subject to unexercised options under the ESPP to prevent the dilution or enlargement of benefits under the ESPP and outstanding awards as a result of such transaction.
Additional REIT Restrictions. The ESPP provides that no participant will be granted, and with respect to any option granted under the ESPP, such option will not be exercised, exercisable or settled to the extent that such acquisition would be prohibited by the restrictions on ownership and transfer of our stock contained in our charter or would impair our status as a REIT.
Insufficient Shares. If the total number of shares of common stock which are to be purchased under outstanding options on any particular date exceed the number of shares then available for issuance under the ESPP, the plan administrator will make a pro rata allocation of the available shares on a uniform and equitable basis, and unless additional shares are authorized under the ESPP, no further offering periods will take place. In this event, excess payroll deductions will be refunded to participants.
New Plan Benefits. Benefits and purchases of shares of our common stock under the ESPP depend on elections made by employees and the fair market value of our common stock on dates in the future. As a result, it is not possible to determine in advance the actual number of shares that may be purchased by executive officers and other employees in the future under the ESPP. As described above, no employee may purchase shares under the ESPP at a rate that exceeds $25,000 in fair market value in any calendar year.
U.S. Federal Income Tax Consequences Relating to the ESPP
The ESPP is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, certain tax benefits available to participants in a qualified Section 423 plan are not available under our ESPP.
For federal income tax purposes, a participant generally will not recognize taxable income on the grant of an option under the ESPP, nor will the Company be entitled to any deduction at that time. Upon the exercise of an ESPP option, a participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the difference between the fair market value of the shares of common stock on the exercise date and the

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purchase price paid for the shares. A participant’s basis in shares of common stock received on exercise, for purposes of determining the participant’s gain or loss on a subsequent disposition of such shares of common stock generally will be the fair market value of the shares of common stock on the date on which the option to purchase shares is exercised.
Upon the subsequent sale of the shares acquired upon the exercise of an ESPP option, the participant will recognize capital gain or loss (long-term or short-term, depending on how long the shares were held following the date on which they were purchased by the participant prior to disposing of them).
The above is a general summary under current law of the material U.S. federal income tax consequences to an employee who participates in the ESPP. This summary deals with the general U.S. federal income tax principles that apply and is provided only for general information. Certain types of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary above does not discuss all aspects of U.S. federal income taxation that may be relevant in light of a participant’s personal circumstances. Further, this summarized tax information is not tax advice and participants in the ESPP should rely on the advice of their own personal legal and tax advisors.
Vote Required
The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to approve the ESPP.
Recommendation
The Board unanimously recommends that stockholders vote FOR the approval of our 2023 Employee Stock Purchase Plan.

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Proposal No. 6 APPROVAL OF AMENDMENT OF OUR CHARTER TO PROVIDE OUR STOCKHOLDERS WITH THE CONCURRENT POWER TO AMEND OUR BYLAWS
General
Our Board has adopted and declared advisable, and recommends for stockholder approval, an amendment to the Charter of the Company (the “Proposed Charter Amendment”) to provide the Board and our stockholders with the concurrent power to amend our bylaws. Any amendments to our Bylaws proposed by stockholders would require approval by the affirmative vote of the holders of a majority of the votes entitled to be cast on the matter. Currently, our Charter provides that the Board has the exclusive power to amend our Bylaws, which is why we are seeking stockholder approval of the Proposed Charter Amendment. The full text of Proposed Charter Amendment is attached to this proxy statement as Appendix C and is incorporated by reference herein.
Our Board has also approved, subject to approval of the Proposed Charter Amendment by the stockholders, an amendment to our Bylaws (the “Bylaws Amendment”) to provide that the Bylaws may be amended as contemplated by the Proposed Charter Amendment. The Bylaws Amendment does not require stockholder approval and will take effect subject to approval of the Proposed Charter Amendment at the Annual Meeting.
If the Proposed Charter Amendment is approved by the stockholders, we will cause Articles of Amendment to be filed with the State Department of Assessments and Taxation of Maryland (the "SDAT") and the Bylaws Amendment will be concurrently effective. If the Proposed Charter Amendment is not approved by the stockholders, then Articles of Amendment will not be filed with the SDAT and the Bylaws Amendment will not become effective.
Vote Required
The approval of the Proposed Charter Amendment requires the affirmative vote of stockholders entitled to cast a majority of all votes entitled to be cast on the proposal.
Recommendation
Our Board of Directors recommends that you vote “FOR” the Proposed Charter Amendment.

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Stockholder Proposals
Nominations of Director Candidates for the 2024 Annual Meeting
Stockholder nominations of director candidates must be submitted in advance to the Company in accordance with the procedures specified in Section 9(a) of Article II of our current Bylaws. Generally, this requires that the stockholder send certain information about the candidate to our secretary not later than 5:00 p.m., Eastern Time, on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Notices of nominations for directors may only be submitted by stockholders who were stockholders at the record date set for the annual meeting, at the time of giving notice as provided in Section 9 of Article II of the Bylaws and at the time of the annual meeting, and any postponement or adjournment thereof, who is entitled to vote at the meeting in the election of directors. For our annual meeting to be held in 2024, a stockholder must provide written notice of a candidate nomination not earlier than [ ], 2023 and not later than 5:00 p.m., Eastern Time, on [ ], 2023, to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515. Nominations of director candidates by stockholders must also comply with the other procedures specified in Article II, Section 9 of our Bylaws. A copy of our Bylaws may be obtained by written request to our corporate secretary at the same address. Additional information regarding director nominations is included above under the heading Corporate Governance Principles – Nominating and Corporate Governance Committee. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for our annual meeting to be held in 2024 must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 5, 2024.
Our proxy access Bylaw also permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of our outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director candidates constituting up to the greater of two individuals or 20% of the Board, if the nominating stockholder(s) and the nominee(s) satisfy the eligibility, procedural and disclosure requirements specified in our Bylaws. Generally, this requires that the nominating stockholder(s) send the information required by our Bylaws to our corporate secretary not later than 5:00 p.m., Eastern Time, on the 120th day and not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For the 2024 annual meeting, notice of a proxy access nomination must be delivered to our corporate secretary at the address provided below not earlier than [ ], 2023 and not later than 5:00 p.m., Eastern Time, on [ ], 2023.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for our annual meeting to be held in 2024 must also comply with the additional requirements of Rule 14a-19 under the Exchange Act, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees, as required by Rule 14a-19(b) under the Exchange Act. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination that does not comply with these requirements, our Bylaws or other applicable requirements.
Other Stockholder Proposals for the 2024 Annual Meeting
Stockholders intending to present any other proposal for action by the stockholders at an annual meeting are subject to the same notice provisions under Section 9 of Article II of our Bylaws for director candidate nominations as discussed above. Accordingly, for our annual meeting to be held in 2024, a stockholder must provide written notice to the Company of a proposal not earlier than [ ], 2023 and not later than 5:00 p.m., Eastern Time, on [ ], 2023.
Our Bylaws do not change the deadline for a stockholder seeking to include a proposal in our proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or affect a stockholder’s right to present for action at an annual meeting any proposal so included. Rule 14a-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting. For our annual meeting to be held in 2024, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14a-8 must be received by our corporate secretary no later than [ ], 2023. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.
All stockholder proposals should be submitted in writing and addressed to our corporate secretary, c/o InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515.

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We intend to file a proxy statement and proxy card with the SEC in connection with the solicitation of proxies for our 2024 annual meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
Annual Report to Stockholders
We have filed an Annual Report on Form 10-K for the year ended December 31, 2022 with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the 2022 Annual Report on Form 10-K by writing to InvenTrust Properties Corp., 3025 Highland Parkway, Suite 350, Downers Grove, Illinois 60515, Attention: Investor Relations, or by telephoning us, toll free, at (855) 377-0510. Copies of exhibits will be provided upon payment of a nominal fee equal to our expenses in furnishing such exhibits. Our Annual Report on Form 10-K may also be accessed electronically on our website at www.inventrustproperties.com through the “SEC Filings” tab.

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APPENDIX A
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE
The National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as Funds From Operations ("NAREIT FFO"). Our NAREIT FFO is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for IAGM are calculated to reflect our proportionate share of the joint venture's funds from operations on the same basis.
In calculating NAREIT FFO, impairment charges of depreciable real estate assets are added back even though the impairment charge may represent a permanent decline in value due to the decreased operating performance of the applicable property. Furthermore, because gains and losses from sales of property are excluded from NAREIT FFO, it is consistent and appropriate that impairments, which are often early recognition of losses on prospective sales of property, also be excluded. If evidence exists that a loss reflected in the investment of an unconsolidated entity is due to the impairment of depreciable real estate assets, our share of these impairments is added back to net income in the determination of NAREIT FFO.
We believe NAREIT FFO Applicable to Common Shares and Dilutive Securities, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance because the historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative.
Core Funds From Operations ("Core FFO") is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company's on-going operating performance. In that regard, we use Core FFO as an input to our compensation plan to determine cash bonuses and measure the achievement of certain performance-based equity awards.
Our adjustments to NAREIT FFO to arrive at Core FFO include removing the impact of (i) amortization of debt discounts and financing costs, (ii) amortization of market-lease intangibles and inducements, net, (iii) depreciation and amortization of corporate assets, (iv) straight-line rent adjustments, (v) gains (or losses) resulting from debt extinguishments (vi) other non-operating revenue and expense items which, in our judgement, are not pertinent to measuring on-going operating performance, (vii) adjustments for IAGM to reflect our share of the ventures' Core FFO on the same basis. Our calculation of Core FFO Applicable to Common Shares and Dilutive Securities does not consider any capital expenditures.
Other REITs may use alternative methodologies for calculating similarly titled measures, which may not be comparable to our definition and calculation of NAREIT FFO Applicable to Common Shares and Dilutive Securities or Core FFO Applicable to Common Shares and Dilutive Securities. Furthermore, NAREIT FFO and Core FFO are not necessarily indicative of cash flow available to fund cash needs and should not be considered as alternatives to net income as an indication of our performance. NAREIT FFO and Core FFO should not be considered as alternatives to our cash flows from operating, investing, and financing activities. Nor should NAREIT FFO and Core FFO be considered as measures of liquidity, our ability to make cash distributions, or our ability to service our debt.

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APPENDIX A
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE
NAREIT FFO Applicable to Common Shares and Dilutive Securities and Core FFO Applicable to Common Shares and Dilutive Securities is calculated as follows:

	Year ended December 31,
	2022	2021	2020
Net income (loss)	$52,233,000	$(5,360,000)	$(10,174,000)
Depreciation and amortization related to investment properties	94,142,000	86,257,000	86,524,000
Provision for asset impairment	—	—	9,002,000
Gain on sale of investment properties, net	(38,249,000)	(1,522,000)	(1,752,000)
Unconsolidated joint venture adjusting items, net (a)	3,850,000	4,713,000	15,026,000
NAREIT FFO Applicable to Common Shares and Dilutive Securities	111,976,000	84,088,000	98,626,000
Amortization of market-lease intangibles and inducements, net	(5,589,000)	(4,318,000)	(7,060,000)
Straight-line rent adjustments, net	(3,815,000)	(2,805,000)	624,000
Direct listing costs	—	19,769,000	—
Adjusting items, net (b)	2,798,000	2,201,000	4,043,000
Unconsolidated joint venture adjusting items, net (c)	582,000	672,000	931,000
Core FFO Applicable to Common Shares and Dilutive Securities	$105,952,000	$99,607,000	$97,164,000

Weighted average common shares outstanding - basic	67,406,233	71,072,933	72,040,623
Dilutive effect of unvested restricted shares (d)	119,702	—	—
Weighted average common shares outstanding - diluted	67,525,935	71,072,933	72,040,623

Net income (loss) per common share	$0.77	$(0.08)	$(0.14)
Per share adjustments for NAREIT FFO Applicable to Common Shares and Dilutive Securities	0.89	1.26	1.51
NAREIT FFO Applicable to Common Shares and Dilutive Securities per share	$1.66	$1.18	$1.37
Per share adjustments for Core FFO Applicable to Common Shares and Dilutive Securities	(0.09)	0.22	(0.02)
Core FFO Applicable to Common Shares and Dilutive Securities per share	$1.57	$1.40	$1.35

(a)Represents our share of depreciation, amortization, impairment, and gains on sale related to investment properties held in IAGM.
(b)Adjusting items, net, are primarily loss on extinguishment of debt, amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income.
(c)Represents our share of amortization of market lease intangibles and lease inducements, net, straight-line rent adjustments, net and adjusting items, net related to IAGM.
(d)For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP. For the year ended December 31, 2021, unvested restricted shares were antidilutive and therefore excluded from the denominator in the diluted earnings per share calculation in accordance with GAAP.

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APPENDIX B
INVENTRUST PROPERTIES CORP. 2023 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.
PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN
1.1Purpose and Scope. The purpose of the InvenTrust Properties, Corp. 2023 Employee Stock Purchase Plan (as amended from time to time, the “Plan”) is to assist employees of InvenTrust Properties, Corp., a Maryland corporation (the “Company”), and its Participating Subsidiaries to acquire a stock ownership interest in the Company and to encourage them to remain in the employment of the Company and its Participating Subsidiaries. The Plan is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

ARTICLE II.
DEFINITIONS
Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.
2.1 “Administrator” shall mean the Committee, or such individuals to which authority to administer the Plan has been delegated under Section 7.1 hereof.
2.2“Agent” shall mean the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.
2.3“Affiliate” shall mean the Company and any Parent or Subsidiary.
2.4“Board” shall mean the Board of Directors of the Company.
2.5“Code” shall mean the Internal Revenue Code of 1986, as amended.
2.6“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee described in Article 7 hereof.
2.7“Common Stock” shall mean common stock, par value $0.001, of the Company.
2.8“Compensation” of an Employee shall mean the gross cash compensation received by such Employee as compensation for services to the Company or any Participating Subsidiary or Affiliate, including prior week adjustment, overtime payments, commissions, periodic bonuses, vacation pay and holiday pay, but excluding jury duty pay, funeral leave pay, military leave pay, one-time bonuses (e.g., retention or sign on bonuses), education or tuition reimbursements, travel expenses, business and moving reimbursements, income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards, fringe benefits, other special payments and all contributions made by the Company or any Participating Subsidiary or Affiliate for the Employee’s benefit under any employee benefit plan now or hereafter established, or, for Participants in foreign jurisdictions, equivalent amounts as determined by the Administrator. Such Compensation shall be calculated before deduction of any income or employment tax withholdings, but shall be withheld from the Employee’s net income.
2.9“Effective Date” shall mean the date on which the Plan is approved by the Company’s stockholders.
2.10“Eligible Employee” means an Employee of the Company or any Participating Subsidiary. Notwithstanding the foregoing, no Employee of the Company or any Participating Subsidiary shall be an Eligible Employee for purposes of any Offering Period unless and until such Employee has completed at least six (6) months of service to the Company or any Participating Subsidiary on or prior to the Enrollment Date for such Offering Period.

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APPENDIX B
INVENTRUST PROPERTIES CORP. 2023 EMPLOYEE STOCK PURCHASE PLAN
2.11“Employee” shall mean any person who renders services to the Company or a Participating Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or a Participating Subsidiary who does not render services to the Company or a Participating Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code.
2.12“Enrollment Date” shall mean the first date of each Offering Period.
2.13“Exercise Date” shall mean the last Trading Day of each Purchase Period, except as provided in Section 5.2 hereof.
2.14“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
2.15“Expiration Date” shall mean the tenth (10th) anniversary of the date on which the Plan is initially approved by the stockholders of the Company.
2.16“Fair Market Value” shall mean, as of any date, the value of a Share determined as follows:
(a)If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c)If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.
2.17“Grant Date” shall mean the first Trading Day of an Offering Period.
2.18“Initial Offering Period” shall mean the period commencing on July 1, 2023, or such later date as determined by the Administrator, and ending on June 30, 2025.
2.19“New Exercise Date” shall have such meaning as set forth in Section 5.2(b) hereof.
2.20“Non-U.S. Subsidiary” shall mean shall mean any Subsidiary that is incorporated in, or otherwise organized under the laws of, any jurisdiction outside of the United States.
2.21“Offering Period” shall mean (i) the Initial Offering Period and (ii) each twenty-four (24)-month period commencing on each January 1 and each July 1 to occur during the term of the Plan following the commencement of the Initial Offering Period, except as otherwise provided under Section 5.3 hereof.
2.22“Option” shall mean the right to purchase Shares pursuant to the Plan during each Offering Period.
2.23“Option Price” shall mean the purchase price of a Share hereunder as provided in Section 4.2 hereof.
2.24“Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

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2.25“Participant” shall mean any Eligible Employee who elects to participate in the Plan.
2.26“Participating Subsidiary” shall mean (i) each U.S. Subsidiary and (ii) each Non-U.S. Subsidiary that has been designated by the Board or Committee in its sole discretion as eligible to participate in the Plan in accordance with Section 7.2 hereof, in each case, including any Subsidiary in existence on the Effective Date and any Subsidiary formed or acquired following the Effective Date.
2.27“Payday” shall mean the regular and recurring established day for payment of Compensation to an Employee of the Company or any Participating Subsidiary.
2.28“Plan Account” shall mean a bookkeeping account established and maintained by the Company in the name of each Participant.
2.29“Purchase Period” shall mean, with respect to any Offering Period, unless otherwise determined by the Administrator, each approximately six (6)-month period (i) commencing on January 1 and ending on June 30 and (ii) commencing on each July 1 and ending on December 31.
2.30“REIT” shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.
2.31“Share” shall mean a share of Common Stock.
2.32“Subsidiary” shall mean (a) a corporation, association or other business entity of which fifty percent (50%) or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company and/or by one or more Subsidiaries, (b) any partnership or limited liability company of which fifty percent (50%) or more of the equity interests are owned, directly or indirectly, by the Company and/or by one or more Subsidiaries, and (c) any other entity not described in clauses or (b) above of which fifty percent (50%) or more of the ownership and the power (whether voting interests or otherwise), pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company and/or by one or more Subsidiaries.
2.33“Trading Day” shall mean a day on which the principal securities exchange on which the Common Stock is listed is open for trading or, if the Common Stock is not listed on a securities exchange, shall mean a business day, as determined by the Administrator in good faith.
2.34“U.S. Subsidiary” shall mean any Subsidiary that is incorporated in, or otherwise organized under the laws of, the United States, including any state thereof or the District of Columbia.
2.35“Withdrawal Election” shall have such meaning as set forth in Section 6.1(a) hereof.

ARTICLE III.
PARTICIPATION
3.1Eligibility. Any Eligible Employee who shall be employed by the Company or a Participating Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Articles IV and V hereof; provided, however, that an Eligible Employee may not participate in more than one Offering Period at a time, and no Eligible Employee participating in an Offering Period (the “Designated Offering Period”) may participate in any subsequent Offering Period that commences prior to the completion of the Designated Offering Period
3.2Election to Participate; Payroll Deductions

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(a)Except as provided in Section 3.3 hereof or determined by the Administrator, an Eligible Employee may become a Participant in the Plan only by means of payroll deduction. Subject to the proviso of Section 3.1 above, each individual who is an Eligible Employee as of the Enrollment Date of the applicable Offering Period may elect to participate in such Offering Period and the Plan by delivering to the Company a payroll deduction authorization no later than the tenth (10th) calendar day prior to the applicable Enrollment Date.
(b)Payroll deductions with respect to an Offering Period (i) shall be equal to at least one percent (1%) of the Participant’s Compensation as of each Payday during the applicable Offering Period, but not more than fifteen percent (15%) of the Participant’s Compensation as of each Payday during the applicable Offering Period and (ii) may be expressed either as (A) a whole number percentage or (B) a fixed dollar amount (as determined by the Administrator). Notwithstanding the foregoing, in no event shall the aggregate amount of a Participant’s payroll deductions under the Plan during any calendar year exceed $25,000. Amounts deducted from a Participant’s Compensation with respect to an Offering Period pursuant to this Section 3.2 shall be deducted each Payday through payroll deduction and credited to the Participant’s Plan Account.
(c)Following at least one (1) payroll deduction, a Participant may decrease (to as low as 0%) the amount deducted from such Participant’s Compensation during an Offering Period upon ten (10) calendar days’ prior written or electronic notice to the Company; provided, however, that a Participant may not decrease the amount deducted more than once per Purchase Period. A Participant may not increase the amount deducted from such Participant’s Compensation during an Offering Period.
(d)Notwithstanding the foregoing, upon the completion of an Offering Period, each Participant in such Offering Period shall automatically participate in the Offering Period that commences immediately following the completion of such Offering Period at the same payroll deduction percentage as in effect at the completion of the prior Offering Period, unless such Participant delivers to the Company a different election with respect to the successive Offering Period in accordance with Section 3.2 hereof, or unless such Participant becomes ineligible for participation in the Plan.
3.3Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, an individual shall be treated as an Employee of the Company or Participating Subsidiary that employs such individual immediately prior to such leave and may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.
3.4Foreign Employees. In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Participating Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, sub-plans to or alternative versions of this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose. No such special terms, supplements, amendments or restatements shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

ARTICLE IV.
PURCHASE OF SHARES
4.1Grant of Option. Each Participant shall be granted an Option with respect to an Offering Period on the applicable Grant Date. The number of Shares subject to a Participant’s Option shall be determined as of each applicable Exercise Date occurring such an Offering Period by dividing (a) such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s Plan Account on such Exercise Date by (b) the applicable Option Price; provided that in no event shall a Participant be permitted to purchase more than three thousand (3,000) Shares during any Offering Period or more than seven hundred and fifty (750) Shares during any Purchase Period Shares (in each case, subject to any adjustment pursuant to Section 5.2 hereof).The Administrator may, for future Offering Periods and/or Purchase Periods, increase or decrease, in its absolute discretion, the maximum number of Shares that a Participant may purchase during such future Offering Periods and/or Purchase Periods. Each Option shall expire on last Exercise Date to

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occur during the applicable Offering Period immediately after the automatic exercise of the Option in accordance with Section 4.3 hereof, unless such Option terminates earlier in accordance with Article 6 hereof.
4.2Option Price. The Option Price per Share to be paid by a Participant upon exercise of the Participant’s Option on each applicable Exercise Date for an Offering Period shall be equal to eighty-five percent (85%) of the lesser of the Fair Market Value of a Share on the applicable Grant Date and (b) such Exercise Date; provided that in no event shall the Option Price per Share be less than the par value per Share.
4.3Purchase of Shares.
(a)On each Exercise Date occurring during an Offering Period, subject to Participant remaining an Eligible Employee through such Exercise Date, each Participant shall automatically and without any action on such Participant’s part be deemed to have exercised his or her Option to purchase at the applicable Option Price the largest number of whole Shares which can be purchased with the amount in the Participant’s Plan Account, subject to Sections 4.1 and 5.3 hereof. The balance, if any, remaining in the Participant’s Plan Account (after exercise of such Participant’s Option) as of such Exercise Date shall be carried forward to the next Purchase Period, unless the Participant has elected to withdraw from the Plan pursuant to Section 6.1 hereof or, pursuant to Section 6.2 hereof, such Participant has ceased to be an Eligible Employee.
(b)As soon as practicable following each applicable Exercise Date (but in no event more than thirty (30) days thereafter), the number of Shares purchased by such Participant pursuant to Section 4.3(a) hereof shall be delivered (either in share certificate or book entry form), in the Company’s sole discretion, to either (i) the Participant or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. If the Company is required to obtain from any commission or agency authority to issue any such Shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to refund to the Participant such Participant’s Plan Account balance, without interest thereon.
4.4Transferability.
(a)An Option granted under the Plan shall not be transferable, other than by will or the applicable laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant. No Option or interest or right to the Option shall be available to pay off any debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the Option shall have no effect.
(b)Subject to Sections 5.2(b) and 5.2(c), no Shares issued upon exercise of an Option granted under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant until the six (6) month anniversary of the Exercise Date upon which such Shares were purchased. Notwithstanding the foregoing, in the event that a Participant ceases to be an Eligible Employee for any reason, this Section 4.4(b) shall no longer apply to any Shares then held by such Participant.

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ARTICLE V.
PROVISIONS RELATING TO COMMON STOCK
5.1Common Stock Reserved. Subject to adjustment as provided in Section 5.2 hereof, the maximum number of Shares that shall be made available for sale under the Plan shall be 3,300,000 Shares. Shares made available for sale under the Plan may be authorized but unissued shares or reacquired shares reserved for issuance under the Plan.
5.2Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.
(a)Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares which have been authorized for issuance under the Plan but not yet placed under an Option, as well as the price per share and the number of Shares covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.
(b)Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and such Offering Period shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. In addition, the restrictions on transferability of Shares set forth in Section 4.4(b) shall thereupon immediately lapse. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the next Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1(a)(i) hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.
(c)Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the Option is not assumed or substituted, any Offering Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. In addition, the restrictions on transferability of Shares set forth in Section 4.4(b) shall thereupon immediately lapse. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the next Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Periods as provided in Section 6.1(a)(i) hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.
5.3Insufficient Shares. If the Administrator determines that, on a given Exercise Date, the number of Shares with respect to which Options are to be exercised may exceed the number of Shares remaining available for sale under the Plan on such Exercise Date, the Administrator shall make a pro rata allocation of the Shares available for issuance on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Shares on such Exercise Date, and unless additional shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 7.5 hereof. If an Offering Period is so terminated, then the balance of the amount credited to the Participant’s Plan Account which has not been applied to the purchase of Shares shall be paid to such Participant in one (1) lump sum in cash within thirty (30) days after such Exercise Date, without any interest thereon.

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5.4Rights as Stockholders. With respect to Shares subject to an Option, a Participant shall not be deemed to be a stockholder of the Company and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, Shares have been deposited in the designated brokerage account following exercise of his or her Option.

ARTICLE VI.
TERMINATION OF PARTICIPATION
6.1Cessation of Contributions; Voluntary Withdrawal.
(a)A Participant may cease payroll deductions during an Offering Period and elect to withdraw from the Plan by delivering written or electronic notice of such election (a “Withdrawal Election”) to the Company in such form as may be established by the Administrator and not later than ten (10) days prior to the final Exercise Date for such Offering Period (or such other period of time as may be established by the Administrator). A Participant electing to withdraw from the Plan may elect to either (i) withdraw all of the funds then credited to the Participant’s Plan Account as of the date on which the Withdrawal Election is received by the Company, in which case amounts credited to such Plan Account shall be returned to the Participant in one (1) lump-sum payment in cash within thirty (30) days after such election is received by the Company, without any interest thereon, and the Participant shall cease to participate in the Plan and the Participant’s Option for such Offering Period shall terminate; or (ii) subject to Section 6.2 below, exercise the Option for the maximum number of whole Shares on the next Exercise Date to occur during the applicable Offering Period with any remaining Plan Account balance returned to the Participant in one (1) lump-sum payment in cash within thirty (30) days after such Exercise Date, without any interest thereon, and after such exercise cease to participate in the Plan. As soon as practicable following the Company’s receipt of a notice of withdrawal from the Plan, the Participant’s payroll deduction authorization and his or her Option to purchase Shares under the Plan shall terminate.
(b)A Participant’s withdrawal from the Plan shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Periods from which the Participant withdraws.
(c)A Participant who ceases contributions to the Plan during any Offering Periods shall not be permitted to resume contributions to the Plan during such Offering Period.
6.2Termination of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, such Participant’s Option for the applicable Offering Period shall automatically terminate, he or she shall be deemed to have elected to withdraw from the Plan, and such Participant’s Plan Account shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto as set forth in an applicable beneficiary designation form (or, if there is no such applicable form, pursuant to applicable law), within thirty (30) days after such cessation of being an Eligible Employee, without any interest thereon.

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ARTICLE VII.
GENERAL PROVISIONS
7.1Administration.
(a)The Plan shall be administered by the Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan), which, unless otherwise determined by the Board, shall consist solely of two (or such greater number as is required by the Company’s governing documents) members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision. The Committee may delegate administrative tasks under the Plan to the services of an Agent and/or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.
(b)It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To establish and terminate Offering Periods and Purchase Periods;
(ii)To determine when and how Options shall be granted and the provisions and terms of each Offering Period and Purchase Period (which need not be identical);
(iii)To select those Non-U.S. Subsidiaries that will be Participating Subsidiaries in accordance with Section 7.2 hereof; and
(iv)To construe and interpret the Plan, the terms of any Offering Period or Purchase Period under the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, any Offering Period, any Purchase Period or any Option, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(c)The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.
(d)The Administrator may adopt sub-plans applicable to particular Participating Subsidiaries or locations. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 5.1 hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.
(e)All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination or interpretation.

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7.2Designation of Participating Subsidiaries. The Board or Committee shall have the right, without the approval of the stockholders of the Company, to designate the Non-U.S. Subsidiaries that shall constitute Participating Subsidiaries from time to time. In addition, the Board or Committee may, without the approval of the stockholders of the Company, terminate the designation of a Subsidiary as a Participating Subsidiary at any time or from time to time.
7.3Accounts. Individual accounts shall be maintained for each Participant in the Plan.
7.4No Right to Employment. Nothing in the Plan shall be construed to give any person (including any Participant) the right to remain in the employ of the Company, a Parent or a Subsidiary or to affect the right of the Company, any Parent or any Subsidiary to terminate the employment of any person (including any Participant) at any time, with or without cause, which right is expressly reserved.
7.5Amendment, Suspension and Termination of the Plan
(a)The Board may, in its sole discretion, amend, suspend or terminate the Plan at any time and from time to time; provided, however, that without approval of the Company’s stockholders given within twelve (12) months before or after action by the Board, the Plan may not be amended to increase the maximum number of Shares subject to the Plan or in any other manner that requires the approval of the Company’s stockholders under applicable law or applicable stock exchange rules or regulations. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. For the avoidance of doubt, without the approval of the Company’s stockholders and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board or the Committee, as applicable, shall be entitled to change the terms of an Offering Period, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee, as applicable, determines in its sole discretion advisable which are consistent with the Plan.
(b)In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(i)altering the Option Price for any Offering Period including an Offering Period underway at the time of the change in Option Price;
(ii)shortening any Offering Period and/or Purchase Period so that the Offering Period and/or Purchase Period ends on a new Exercise Date, including an Offering Period and/or Purchase Period underway at the time of the Administrator action; and
(iii)allocating Shares.
Such modifications or amendments shall not require stockholder approval or the consent of any Participant.
(c)Upon termination of the Plan, the balance in each Participant’s Plan Account shall be refunded as soon as practicable after such termination, without any interest thereon.
7.6Use of Funds; No Interest Paid. All funds received by the Company by reason of purchase of Shares under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose and the Company shall not be obligated to segregate payroll deductions or other funds under the Plan. No interest shall be paid to any Participant or credited under the Plan.

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7.7Term; Approval by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further that if such approval has not been obtained by the end of said twelve (12)-month period, all Options previously granted under the Plan shall thereupon terminate and be canceled and become null and void without being exercised. The Plan shall terminate upon the expiration of the Purchase Period during which Expiration Date occurs, unless earlier terminated in accordance with Sections 5.3 or 7.5 hereof or unless the Company’s stockholders do not approve the Plan in accordance with this Section 7.7. For the avoidance of doubt, the Purchase Period during which the Expiration Date occurs shall continue in effect until the expiration of such Purchase Period, but no new Offering Periods or Purchase Periods shall commence on or following the Expiration Date.
7.8Effect Upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company, any Parent or any Subsidiary (a) to establish any other forms of incentives or compensation for Employees of the Company or any Parent or any Subsidiary or (b) to grant or assume Options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.
7.9Conformity to Securities Laws. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b 3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
7.10Tax Withholding. The Company or any Parent or any Subsidiary shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of Shares under the Plan or any sale of such shares. With respect to withholding required upon any taxable event under the Plan, the Administrator may, at the time the Option is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Shares issuable upon exercise of the Option having a Fair Market Value on the date of withholding equal to or less than to the maximum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income, all in accordance with such procedures as the Administrator establishes.
7.11Governing Law. The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of Maryland.
7.12Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof (including without limitation the Company’s stock plan administrator).
7.13Conditions To Issuance of Shares.
(a)Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of an Option by a Participant, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any securities exchange or automated quotation system on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations or requirements.

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(b)All certificates for Shares delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. The Committee may place legends on any certificate or book entry evidencing Shares to reference restrictions applicable to the Shares.
(c)The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Option, including a window-period limitation, as may be imposed in the sole discretion of the Committee.
(d)Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Option, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
7.14REIT Status. The Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No Option shall be granted or awarded, and with respect to any Option granted under the Plan, such Option shall not be exercised, exercisable or settled:
(a)to the extent that the grant, exercise or settlement of such Option could cause the Participant or any other person to be in violation of the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit (each as defined in the Company’s charter, as amended or supplemented from time to time) or any other provision of Section 7.2 of the Company’s charter; or
(b)if, in the discretion of the Administrator, the grant, exercise or settlement of such Option could impair the Company’s status as a REIT.
7.15Section 409A. Neither the Plan nor any Option granted hereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance issued after the Effective Date (together, “Section 409A”). Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any Option may be or become subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom.
7.16Designation of Beneficiary.
(a)A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.
(b)Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

78

APPENDIX B
INVENTRUST PROPERTIES CORP. 2023 EMPLOYEE STOCK PURCHASE PLAN
* * * * * *

I hereby certify that the foregoing InvenTrust Properties, Corp. 2023 Employee Stock Purchase Plan was duly approved by the Board of Directors of InvenTrust Properties, Corp. on __________, 2023.
I hereby certify that the foregoing InvenTrust Properties, Corp. 2023 Employee Stock Purchase Plan was duly approved by the stockholders of InvenTrust Properties, Corp. on __________, 2023
Executed on this ____ day of __________, 2023.

Name:
Title:

79

APPENDIX C
PROPOSED CHARTER AMENDMENT INVENTRUST PROPERTIES CORP.
ARTICLES OF AMENDMENT

THIS IS TO CERTIFY THAT:

FIRST: The charter (the “Charter”) of InvenTrust Properties Corp., a Maryland corporation (the “Corporation”),         is hereby amended by deleting Section 6.3(e) in its entirety.

SECOND: The charter is hereby further amended by inserting new Section 9.3 of Article IX, which shall state the following:

9.3 Bylaws. The Bylaws of the Company may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted by the Board of Directors or by the Stockholders of the Company. Any such alterations, amendments or repeals, or new Bylaws approved by the Stockholders, shall be approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

THIRD: The amendments to the Charter as set forth hereinabove have been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.

FOURTH: The undersigned officer acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its [ ] and attested to by its [ ] on this day of , 2023.

ATTEST:
By: [NAME] [TITLE]

INVENTRUST PROPERTIES CORP.
By: [NAME] [TITLE]

80

Preliminary Proxy - Subject to Completion, Dated March 14, 2023

INVENTRUST PROPERTIES CORP.
P.O. BOX 43007
PROVIDENCE, RI 02940-3007

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IVT2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V00404-P87418 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

INVENTRUST PROPERTIES CORP.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:

	For	Withhold
1a. Stuart Aitken	☐	☐
1b. Amanda Black	☐	☐
1c. Daniel J. Busch	☐	☐
1d. Thomas F. Glavin	☐	☐
1e. Scott A. Nelson	☐	☐
1f. Paula J. Saban	☐	☐
1g. Smita N. Shah	☐	☐
1h. Michael A. Stein	☐	☐
1i. Julian E. Whitehurst	☐	☐

The Board of Directors recommends you vote 1 Year on the following proposal:	1 Year	2 Years	3 Years	Abstain
4. A proposal to approve, on a non-binding advisory basis, the frequency of future say-on-pay votes;	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V00405-P87418

INVENTRUST PROPERTIES CORP.
Annual Meeting of Stockholders
May 4, 2023 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel (DJ) Busch and Christy L. David, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to attend the Annual Meeting of Stockholders of INVENTRUST PROPERTIES CORP. to be held virtually at 9:00 AM, CDT on May 4th at www.virtualshareholdermeeting.com/IVT2023 and any postponement or adjournment thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at such meeting with all powers possessed by the undersigned if personally present at such meeting. Each proxy is authorized to vote as directed on the reverse side hereof and otherwise in his or her discretion with respect to any other business as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement and revokes any proxy heretofore given with respect to such meeting or any postponement or adjournment thereof.

The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed herein. If this proxy is properly executed and no such direction is made, the votes entitled to be cast by the undersigned will be cast in accordance with the Board of Directors recommendations.

Continued and to be signed on reverse side